                                [PASTE-UP LOGO]

                         INSTITUTIONAL AND INDEX FUNDS

                       ----------------------------------
                               SEMI-ANNUAL REPORT
                       ----------------------------------

                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               GROWTH STOCK FUND
                               MONEY MARKET FUND
                               S&P 500 STOCK FUND
                          SHORT-INTERMEDIATE TERM FUND
                         U.S. TREASURY ALLOCATION FUND

                                AUGUST 31, 1995

                          ADVISED BY WELLS FARGO BANK
                  SPONSORED AND DISTRIBUTED BY STEPHENS INC.,
                                MEMBER NYSE/SIPC

TABLE OF CONTENTS

Letter to Shareholders...........................................           1

Investment Adviser Discussions...................................           3

STAGECOACH INC.
  Portfolio of Investments Money Market Fund.....................          20
  Statement of Assets and Liabilities............................          22
  Statement of Operations........................................          24
  Statements of Changes in Net Assets............................          26
  Financial Highlights...........................................          31
  Notes to the Financial Statements..............................          37

MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS
  Asset Allocation Master Series.................................          45
  Bond Index Master Series.......................................          62
  Growth Stock Master Series.....................................          68
  S&P 500 Index Master Series....................................          77
  Short-Intermediate Term Master Series..........................          93
  U.S. Treasury Allocation Master Series.........................          95

MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES INVESTMENT TRUST
  Statement of Assets and Liabilities............................          97
  Statement of Operations........................................          99
  Statements of Changes in Net Assets............................         101
  Master Investment Portfolio Notes to the Financial
    Statements...................................................         107
  Managed Series Investment Trust Notes to the Financial
    Statements...................................................         113

TO OUR SHAREHOLDERS

    The six-month period ending August 31, 1995 was an exciting time to be an investor. This period also provided long-term investors a valuable lesson on the unpredictability of short-term market behavior.

    In the United States equity market, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") return was 16.81% for this six-month period -- a handsome half-year return by almost any standard. This followed a lackluster 1994, in which the S&P 500 Index gained only 1.31% for the entire year. The lesson: long-term investors who stay invested will generally benefit from surprising market rallies when they occur.

    In the United States bond market, the Lehman Brothers Aggregate Bond Index returned 7.79% during the same period, another excellent performance. This followed an unusually depressed 1994, in which the index lost 2.92%. The lesson: long-term investors who stay invested can let the good times smooth out the bad times.

    A financial climate like this is not extraordinary. In fact, markets often behave in surprising and unpredictable ways. That's why we believe you should not focus just on short-term results for particular periods. Instead, you should view your investments and the long-term performance potential of your investments in the context of your personal financial circumstances.

    To optimize your investment results, you should evaluate your own personal situation. Do you have any liquidity requirements? What are your financial goals? What will your need for money be in the future? When will you need it? Analyze your objectives. Maintain a diversified portfolio and develop a long-term perspective consistent with your goals. And, invest in what you understand.

    The following pages will help you understand your Stagecoach Institutional Funds. They contain fund performance and evaluation, strategy details, portfolio holdings, comments from the investment advisers, and other important information.

    The Stagecoach Inc. Funds look forward to continuing to help you pursue your financial goals.

STAGECOACH FAMILY OF FUNDS                                           AUGUST 1995

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ASSET ALLOCATION FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year          17.81%
                                                                                       Life of Fund (7/2/93-8/31/95)          10.01%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE PERFORMANCE OF THE FUND FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

For the six-month period beginning March 1, 1995 and ending August 31, 1995, the cumulative total return on shares of the Stagecoach Asset Allocation Fund2 was 13.22%.

HOW HAS THE FUND PERFORMED RELATIVE TO THE MARKET?

The Fund performed in line with expectations and had a higher total return than the Lipper Balanced Fund Index3 which returned 12.06% over the same period. The domestic bond market as measured by the Lehman Brothers Aggregate Bond Index3 returned 7.79% while the domestic equity market as measured by the S&P 500 Index3 returned 16.81%.

1 The adviser and/or other service providers for the Fund voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses from February 1, 1994 through May 25, 1994, which increased the return to shareholders.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank. The Master Series' sub-adviser is Wells Fargo Nikko Investment Advisors, an affiliate of Wells Fargo Bank.

3 The S&P 500 Index is an unmanaged index of stocks composed of 500 industrial, financial, utility and transportation companies. "S&P-Registered Trademark-" and "S&P 500-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. The Lehman Brothers Aggregate Bond Index includes substantially all significant issues in the U.S. bond market, including government and corporate bonds, mortgage-backed securities, and asset-backed securities. Investors should note that the Fund is a professionally managed mutual fund while the S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged, do not incur expenses, and are not available directly for investment. If operating expenses such as the Fund's had been applied to these indexes, their performance would have been lower. The Lipper Balanced Fund Index is an equally weighted index of the 30 largest balanced funds tracked by Lipper Analytical Services; performance is net of all fees and expenses except for sales charges.

HOW HAVE FALLING INTEREST RATES AFFECTED THE FUND'S PERFORMANCE?

Falling interest rates and continued strong domestic corporate earnings have been the major factors behind the strong rally in U.S. stock and bond markets during the first eight months of 1995. Last year was dominated by one of the worst bear markets in U.S. bond market history. The yield on 30-year Treasury bonds increased from 6.49% (as of 12/31/93) to 7.92% by year-end (as of 12/31/94). This was mainly due to the Federal Reserve hiking the discount rate six times during 1994 from 3.0% to 5.5% in order to reduce inflationary pressure. Fortunately, 1995 has seen the reversal of this interest rate cycle and the bond market has recovered most of last year's fall. As of August 31, 1995 the yield on 30-year Treasury bonds had dropped to 6.72%.

WHAT IS THE ASSET MIX OF THE FUND?

As of August 31, 1995, the asset mix of the Fund was approximately 50% stocks/20% bonds/30% money market instruments. The recent history of allocation changes is as follows:

                                                                                           MONEY MARKET
DATE OF RE-ALLOCATION:                                                  STOCKS      BONDS   INSTRUMENTS
-------------------------------------------------------------------------------------------------------
March 21, 1995                                                             50%        40%           10%
May 25, 1995                                                               50%        20%           30%

WHAT IS THE ADVANTAGE OF USING A MODEL RATHER THAN TRADITIONAL ACTIVE MANAGEMENT METHODS?

It is our belief that expected return and expected risk are best measured and managed using quantitative techniques. Models are used in order to measure expected return and expected risk and implement investment programs designed to maximize expected return for given levels of expected risk. Models have an important advantage over traditional judgmental methods in that they provide a disciplined approach to measuring the risks and rewards of the securities markets and do not make investment decisions based on emotion. Given last year's disappointing investment returns, fear could have caused some investors to sell at the bottom of the market and lock in the loss from 1994. The model basically recommended that investors stay the course, and this has been rewarded during the past six months.

THE PROPOSED SALE OF WELLS FARGO NIKKO INVESTMENT ADVISORS, THE SUB-ADVISER TO THE MASTER SERIES IN WHICH THE FUND INVESTS SUBSTANTIALLY ALL ITS ASSETS, TO BARCLAYS BANK PLC WAS RECENTLY ANNOUNCED. HOW WILL THE SALE AFFECT THE FUND AND THE MASTER SERIES?

The sale of Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC is not anticipated to have any effect on the investment objective or overall investment strategy of the Fund or Master Series. Barclays has informed the Trust that the same team of investment professionals will continue to manage each Master Series using the same model. As in the past, the model is likely to continue to be refined.

Barclays Bank PLC is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into an organization which will be named "BZW Global Investors." Shareholders will be mailed more detailed information as it becomes available.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BOND INDEX FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year          11.10%
                                                                                       Life of Fund (7/2/93-8/31/95)           4.81%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE PERFORMANCE OF THE FUND FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

For the six-month period beginning March 1, 1995 and ending August 31, 1995, the cumulative total return on shares of the Stagecoach Bond Index Fund2 was 8.01%.

HOW HAS THE FUND PERFORMED RELATIVE TO THE MARKET?

The Fund performed in line with expectations and, prior to deductions for fund expenses and transaction costs, performed comparably to its benchmark, the Lehman Brothers Government/Corporate Bond Index3, which returned 8.16% over the same period. The 0.15% difference is due primarily to fund expenses and transaction costs.

1 Since February 1, 1994, the adviser and/or other service providers for the Fund have voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses, which increased the return to shareholders. There is no assurance that these waivers and/or reimbursements will continue in the future.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank. The Series' sub-adviser is Wells Fargo Nikko Investment Advisors, an affiliate of Wells Fargo Bank.

3 The Lehman Brothers Government/Corporate Bond Index includes all publicly-issued intermediate-term and long- term U.S. Treasury, agency and government-guaranteed corporate debt, and corporate debt, that is fixed-rate, non-convertible, investment grade, dollar-denominated, domestic and SEC registered, with a par amount outstanding of at least $100 million. Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers Government/Corporate Bond Index is unmanaged, does not incur expenses, and is not available directly for investment. If operating expenses such as the Fund's had been applied to the Lehman Brothers Government/Corporate Bond Index, its performance would have been lower.

HOW HAVE FALLING INTEREST RATES AFFECTED THE FUND'S PERFORMANCE?

Falling interest rates have been the major factor behind the strong rally in the U.S. bond market during 1995. Last year was dominated by one of the worst bear markets in the U.S. bond market history with the yield on 30-year Treasury bonds increasing from 6.49% (December 31, 1993) to 7.92% by year-end (December 31,
1994). This was mainly due to the Federal Reserve hiking the discount rate six times during 1994 from 3.0% to 5.5% in order to reduce inflationary pressure. Fortunately, 1995 has seen the reversal of this interest rate trend and the bond market has recovered most of last year's fall. By August 31, 1995 the yield on the 30-year Treasury had dropped to 6.72%.

THE PROPOSED SALE OF WELLS FARGO NIKKO INVESTMENT ADVISORS, THE SUB-ADVISER TO THE MASTER SERIES IN WHICH THE FUND INVESTS SUBSTANTIALLY ALL ITS ASSETS, TO BARCLAYS BANK PLC WAS RECENTLY ANNOUNCED. HOW WILL THE SALE AFFECT THE FUND AND THE MASTER SERIES?

The sale of Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC is not anticipated to have any effect on the investment objective or overall investment strategy of the Fund or Master Series.

Barclays Bank PLC is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into an organization which will be named "BZW Global Investors." Shareholders will be mailed more detailed information as it becomes available.

GROWTH STOCK FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year          40.60%
                                                                                       Life of Fund (7/2/93-8/31/95)          24.39%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

For the six-month period ended August 31, 1995, the cumulative total return on shares of the Growth Stock Fund2 was 32.96%. The S&P 500 Index3 returned 16.81% for the same period.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The Fund's strong performance is attributed mainly to the Fund's exposure to technology stocks, with an approximate 40% weighting in this sector. Technology stocks have led the market to record highs during the year. Business demand has remained unusually brisk for technology goods, resulting in much stronger technology sector performance than investors had expected at the start of the year. This trend has had a significant impact on our technology holdings. The top

1 Since February 1, 1994, the adviser and/or other service providers for the Fund have voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses, which increased the return to shareholders. There is no assurance that these waivers and/or reimbursements will continue in the future.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank.

3 The S&P 500 Index is an unmanaged index of stocks composed of 500 industrial, financial, utility and transportation companies. "S&P-Registered Trademark-" and "S&P 500-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. Investors should note that the Fund is a professionally managed mutual fund while the S&P 500 Index is unmanaged, does not incur expenses, and is not available directly for investment. If operating expenses such as the Fund's had been applied to the Index, its performance would have been lower.

performers for the first half of the fiscal year were Komag (+146.5 %), Intel warrants (+253.6%), Nokia (+87.1%), LCI International Inc. (+81.3%), and Cisco Systems (+94.4%).

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE?

The dynamic economic environment for growth stocks in general also contributed to the Fund's results. Lower interest rates, strong corporate profits and exceptional supply/demand conditions were the key catalysts for the market's performance. In May, when economic indicators began to show the economy was slowing, the smaller secondary issues held by the Fund began to outperform the S&P 500 Index, contributing to the Fund's strong performance in the past few months.

WHAT STRATEGY WILL YOU FOLLOW FOR THE REST OF THE YEAR?

The Fund will continue to seek stocks with superior expected earnings growth that are selling at reasonable valuation levels. Many of these stocks are still found in the technology sector. We expect demand for computer related products to be strong through the Christmas selling season, especially for higher-end computers and software to run the new Windows-Registered Trademark- 95 operating system. As a result, the Fund does not plan to reduce its exposure significantly to the technology sector.

The Fund expects to invest more in the healthcare sector over the next few months. This area, especially the medical device, biotechnology and information management groups, should benefit from strong internal growth, continued consolidation, and possible easing of uncertainties regarding governmental healthcare reimbursement policies once the 1996 congressional budget is finalized.

MONEY MARKET FUND

PERFORMANCE AS OF 8/31/951,2
-------------------------------------------------------------------------------------------------
                                        (August 31, 1995) 7-Day Current Yield               5.39%

WHAT WAS THE FUND'S YIELD AS OF AUGUST 31, 1995?

For the seven days ended August 31, 1995, the Fund's seven-day current yield was 5.39%. For the six-month period ending August 31, 1995, the Fund's adviser and administrator voluntarily waived portions of their fees or assumed responsibility for certain other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's yields would have been lower. Since the Federal Reserve increased the federal funds rate target from 5.50% to 6.00% in February, inflation has cooled. Since then, short-term yields have decreased as economic growth has slowed to a sluggish pace. The Federal Reserve seemingly began an easing cycle by lowering the target federal funds rate by 0.25% to 5.75% in early July. Between March 1, 1995 and August 31, 1995, the yield on 3-month Treasury bills has fallen from 5.91% to 5.44%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

As short-term rates decreased during the past period, the Fund began to modestly increase the average maturity of its portfolio investments. As of August 31, 1995, the average maturity was 35 days; at times, it was slightly longer.

WHAT IS THE FUND'S POSITION REGARDING THE USE OF EXOTIC DERIVATIVES?

Since its inception, the Fund has emphasized safety of principal and high credit quality. The Fund may not purchase certain types of floating-rate securities or other "exotic" derivative securities. The Fund's goal is to achieve principal stability while providing competitive money market yields.

1 The Money Market Fund's date of inception was July 2, 1993. The Money Market
  Fund seeks to maintain a constant net asset value of $1.00; however, there can be no assurance that the Fund will meet this objective. Yields will vary with changes in market conditions. Shares of the Fund are neither insured nor guaranteed by the U.S. Government or any other government agency, nor by Wells Fargo Bank. Past performance is no guarantee of future results.

2 Since February 1, 1994, the adviser and/or other service providers for the Fund have voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses, which increased the yield and return to shareholders. There is no assurance that these waivers and/or reimbursements will continue in the future.

WHAT IS THE ASSET MIX OF THE MONEY MARKET FUND?

As of August 31, 1995, 52% of the Fund's portfolio was invested in commercial paper of large, relatively well-known companies such as Ford and Household Finance. The bulk of the paper matures within 30 to 45 days. Every corporate security currently held in the Fund's portfolio is rated in the highest rating category or deemed by Wells Fargo Bank, as investment adviser, to be of comparable credit quality.

WHAT WAS THE IMPACT OF THE ORANGE COUNTY BANKRUPTCY ON THE FUND?

The Orange County bankruptcy has had little impact on the Fund so far. The Fund holds one taxable Orange County General Obligation Note that makes up less than 2% of the Fund's portfolio. Orange County is currently making scheduled payments on this note. Because Orange County filed for bankruptcy and because this note is not guaranteed or insured by a third party, the note's credit rating and market price have declined. However, this decline has not materially affected the Fund's share value.3

WHAT IS THE SHORT-TERM ECONOMIC OUTLOOK?

Short-term interest rates should continue to decrease as we expect the Federal Reserve to lower short-term rates again in the not-so-distant future. Inflation appears to pose little or no threat to the credit markets at this time. Therefore, we expect to continue to increase the Fund's average days to maturity.

3 Subsequent to August 31, 1995, the Fund's Orange County holding has been sold.
  See Note 5 of The Stagecoach Inc. Notes to The Financial Statements.

S&P 500 STOCK FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year          21.25%
                                                                                       Life of Fund (7/2/93-8/31/95)          13.82%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE PERFORMANCE OF THE FUND FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

For the six-month period beginning March 1, 1995 and ending August 31, 1995, the cumulative total return on shares of the Stagecoach S&P 500 Stock Fund2 was 16.70%.

HOW HAS THE FUND PERFORMED RELATIVE TO THE MARKET?

The Fund performed in line with expectations and, prior to deductions for fund expenses and transaction costs, performed comparably to its benchmark, the S&P 500 Index3 which returned 16.81% over the same period. The 0.11% difference is due primarily to fund expenses and transaction costs.

1 Since February 1, 1994, the adviser and/or other service providers for the Fund have voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses, which increased the return to shareholders. There is no assurance that these waivers and/or reimbursements will continue in the future.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank. The Series' sub-adviser is Wells Fargo Nikko Investment Advisors, an affiliate of Wells Fargo Bank.

3 The S&P 500 Index is an unmanaged index of stocks composed of 500 industrial, financial, utility and transportation companies. "S&P-Registered Trademark-" and "S&P 500-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wells Fargo. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Investors should note that the Fund is a professionally managed mutual fund while the S&P 500 Index is unmanaged, does not incur expenses, and is not available directly for investment. If operating expenses such as the Fund's had been applied to the Index, its performance would have been lower.

HOW HAVE FALLING INTEREST RATES AFFECTED THE FUND'S PERFORMANCE?

Falling interest rates and continued strong domestic corporate earnings have been the major factors behind the strong rally in U.S. stock and bond markets during 1995. Last year was dominated by one of the worst bear markets in the U.S. bond market history with the yield on 30-year Treasury bonds increasing from 6.49% (December 31, 1993) to 7.92% by year-end (December 31, 1994). This was mainly due to the Federal Reserve hiking the discount rate six times during 1994 from 3% to 5.5% in order to reduce inflationary pressure. Fortunately, 1995 has seen the reversal of this interest rate cycle and the bond market has recovered most of last year's fall. By August 31, 1995 the yield on 30-year Treasury bonds had dropped to 6.72%.

THE PROPOSED SALE OF WELLS FARGO NIKKO INVESTMENT ADVISORS, THE SUB-ADVISER TO THE MASTER SERIES IN WHICH THE FUND INVESTS SUBSTANTIALLY ALL ITS ASSETS, TO BARCLAYS BANK PLC WAS RECENTLY ANNOUNCED. HOW WILL THE SALE AFFECT THE FUND AND THE MASTER SERIES?

The sale of Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC is not anticipated to have any effect on the investment objective or overall investment strategy of the Fund or Master Series.

Barclays Bank PLC is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into an organization which will be named "BZW Global Investors." Shareholders will be mailed more detailed information as it becomes available.

SHORT-INTERMEDIATE TERM FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year           8.67%
                                                                                       Life of Fund (7/2/93-8/31/95)           4.00%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE FUND'S PERFORMANCE FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

The cumulative total return on shares of the Short-Intermediate Term Fund2 was 6.39%. The Fund achieved its objective of outperforming, before fees and expenses, the Lehman Brothers Intermediate Government/Corporate Bond Index3 which returned 6.57% for the six-month period. The Fund's performance was achieved by investing in a mix of government, corporate, and mortgage-backed securities which maintained a duration (a technical term describing the securities' price sensitivity in response to changes in interest rates) that has been similar to that of the benchmark.

1 Since February 1, 1994, the adviser and/or other service providers for the Fund have voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses, which increased the return to shareholders. There is no assurance that these waivers and/or reimbursements will continue in the future.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank.

3 The Lehman Brothers Intermediate Government/Corporate Bond Index includes all publicly-issued U.S. Treasury, agency and government-guaranteed corporate debt, and corporate debt, with a remaining maturity between 1 and 9.99 years that is fixed-rate, non-convertible, investment grade, dollar-denominated, domestic, and registered with the Securities Exchange Commission, with a par amount outstanding of at least $100 million. Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers Intermediate Government/Corporate Bond Index is unmanaged, does not incur expenses, and is not available directly for investment. If operating expenses such as the Fund's had been applied to the Lehman Brothers Intermediate Government/Corporate Bond Index, its performance would have been lower.

HOW DID ECONOMIC TRENDS AFFECT THE FUND'S PERFORMANCE?

Economic growth slowed in the second quarter of 1995, and has since shown signs of gradually leveling off. Gross domestic product (GDP) growth for 1995 is expected to be approximately 2.5%. The news on inflation has been positive and it is currently running below 3% on an annualized basis. The overall result has been a gradual trend towards lower interest rates. Between March 1st and August 31st, 1995, 2-year Treasury note yields fell by 100 basis points (a basis point is 1/100 of a percentage point) and 10-year Treasury note yields declined by 95 basis points to yield 5.80% and 6.25% respectively. These falling interest rates led to higher bond prices and helped the Fund's performance by increasing the value of bonds held in the Fund's portfolio.

WHAT IS YOUR NEAR-TERM OUTLOOK FOR INTEREST RATES?

Our near-term outlook is for interest rates to decline modestly from current levels. Specifically, we look for the federal funds rate (the rate banks charge each other on interbank loans of excess reserves) to decline 50 basis points to 5.25% by year end, and long-term bonds to trade in a range of 6.00% to 6.75%. With modest economic growth and benign inflation we believe there is little risk of interest rates trending sharply higher.

HOW WILL DECLINING RATES AFFECT THE FUND'S INVESTMENT STRATEGY?

It is expected that the Fund will continue to maintain a duration which is approximately 10% longer than that of the Lehman Brothers Intermediate Government/Corporate Index. As we expect short-term rates to decline more than long-term rates, our focus will be on intermediate-term securities which have tended to provide high returns in periods when the yield curve was steepening. In addition, we anticipate continuing to hold core position in corporate securities as credit quality is expected to remain stable in this slow-growth, low-inflation environment.

U.S. TREASURY ALLOCATION FUND

                                                                                                                      AVERAGE ANNUAL
PERFORMANCE AS OF 8/31/951                                                                                              TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            One-Year           9.18%
                                                                                       Life of Fund (7/2/93-8/31/95)           4.25%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions at net asset value. Past performance is not predictive of future results. Cumulative total return, as set forth below, for the six months ended August 31, 1995, represents the cumulative increase in value of an investment over such period assuming reinvestment of dividends and capital gain distributions, if any, at net asset value. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

WHAT WAS THE PERFORMANCE OF THE FUND FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995?

For the six-month period beginning March 1, 1995 and ending August 31, 1995, the cumulative total return on shares of the Stagecoach U.S. Treasury Allocation Fund2 was 6.71%.

HOW HAVE FALLING INTEREST RATES AFFECTED THE FUND'S PERFORMANCE?

Falling interest rates and continued strong domestic corporate earnings have been the major factors behind the strong rally in U.S. bond markets during the first eight months of 1995. Last year was dominated by one of the worst bear markets in U.S. bond market history. The yield on 30-year Treasury bonds increased from 6.49% (as of 12/31/93) to 7.92% by year-end (as of 12/31/94). This was mainly due to the Federal Reserve hiking the discount rate six times during 1994 from 3.0% to 5.5% in order to reduce inflationary pressure. Fortunately, 1995 has seen the reversal of this interest rate cycle and the bond market has recovered most of last year's fall. As of August 31, 1995 the yield on the 30-year Treasury bonds had dropped to 6.72%.

1 The adviser and/or other service providers for the Fund voluntarily waived a portion of their fees or reimbursed the Fund for certain expenses from February 1, 1994 through May 25, 1994, which increased the return to shareholders.

2 This Fund is organized as a "master-feeder" fund. Instead of investing directly in individual portfolio securities, the "feeder" fund, which is offered to the public, holds interests in a Master Series that, in turn, invests in individual securities. References to the Fund are to the feeder fund or the Master Series, as the context requires. The Master Series is advised by Wells Fargo Bank. The Series' sub-adviser is Wells Fargo Nikko Investment Advisors, an affiliate of Wells Fargo Bank.

WHAT IS THE ASSET MIX OF THE FUND?

As of August 31, 1995, the asset mix of the Fund was approximately 20% long-term bonds/20% intermediate-term notes/60% bills3. The recent history of allocation changes is as follows:

                                                                                              TREASURY
DATE OF RE-ALLOCATION:                                                   BONDS      NOTES        BILLS
------------------------------------------------------------------------------------------------------
March 1, 1995                                                               0%        80%          20%
March 6, 1995                                                               0%       100%           0%
March 14, 1995                                                              0%        80%          20%
May 8, 1995                                                                20%        20%          60%
August 4, 1995                                                             30%         0%          70%
August 15, 1995                                                            20%        20%          60%
August 21, 1995                                                            10%        40%          50%
August 29, 1995                                                            20%        20%          60%

WHAT IS THE ADVANTAGE OF USING A MODEL RATHER THAN TRADITIONAL ACTIVE MANAGEMENT METHODS?

It is our belief that expected return and expected risk are best measured and managed using quantitative techniques. Models are used in order to measure expected return and expected risk and implement investment programs designed to maximize expected return for given levels of expected risk. Models also have the important advantage over traditional judgmental methods in that they provide a disciplined approach to measuring the risks and rewards of the securities markets do not make investment decisions based on emotion.

THE PROPOSED SALE OF WELLS FARGO NIKKO INVESTMENT ADVISORS, THE SUB-ADVISER TO THE MASTER SERIES IN WHICH THE FUND INVESTS SUBSTANTIALLY ALL ITS ASSETS, TO BARCLAYS BANK PLC WAS RECENTLY ANNOUNCED. HOW WILL THE SALE AFFECT THE FUND AND THE MASTER SERIES?

The sale of Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC is not anticipated to have any effect on the investment objective or overall investment strategy of the Fund or Master Series. Barclays has informed the Trust

3 Any differences between these percentages and the percentages in the Portfolio of Investments are due to unsettled trades.

that the same team of investment professionals will continue to manage each Master Series using the same model. As in the past, the model is likely to continue to be refined.

Barclays Bank PLC is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into an organization which will be named "BZW Global Investors." Shareholders will be mailed more detailed information as it becomes available.

MONEY MARKET FUND -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             COMMERCIAL PAPER - 52.79%
$ 7,000,000  Abbey National North America                          5.86%        09/15/95   $  6,984,048
  7,500,000  ABN Amro North American Finance Corp Inc              5.73         10/13/95      7,450,563
  5,000,000  American Express Credit Corp                          5.70         12/20/95      4,912,917
  5,000,000  American General Finance Corp                         5.79         10/17/95      4,963,008
  5,000,000  Asset Securitization Cooperative Corp++               5.66         10/19/95      4,962,267
  5,000,000  Bank of Nova Scotia                                   5.68         09/11/95      4,992,111
  4,500,000  Beta Finance Corp++                                   5.68         11/30/95      4,436,100
  5,000,000  Commerzbank U.S. Finance Inc                          5.75         09/15/95      4,988,819
  6,000,000  Daimler-Benz North America Corp                       5.90         11/13/95      5,928,217
  5,000,000  Den Danske Corp Inc                                   5.65         11/06/95      4,948,208
  5,000,000  Ford Motor Credit Corp                                5.82         09/08/95      4,994,342
  5,000,000  Greenwich Funding Corp                                5.67         10/24/95      4,958,263
  4,500,000  Hanson Finance PLC                                    5.67         10/30/95      4,458,184
  5,000,000  Household Finance Corp                                5.79         10/11/95      4,967,833
  5,000,000  Societe Generale                                      5.72         10/26/95      4,956,306
  2,000,000  WCP Funding Inc                                       5.67         10/27/95      1,982,360
                                                                                           ------------

             TOTAL COMMERCIAL PAPER                                                        $ 80,883,546

             CORPORATE & U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 12.57%
$ 5,000,000  CIT Group Holdings Inc                                5.82%        09/07/95   $  4,995,150
  7,300,000  Federal Home Loan Mortgage Corp                       5.68         09/20/95      7,278,116
  7,000,000  Federal National Mortgage Assoc                       5.67         09/12/95      6,987,871
                                                                                           ------------

             TOTAL CORPORATE & U.S. GOVERNMENT AGENCY DISCOUNT NOTES                       $ 19,261,137

MONEY MARKET FUND -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             VARIABLE AND FLOATING RATE NOTES - 31.44%
$ 5,000,000  Boatmen's Bancshares Inc                              5.79%        09/20/95   $  4,999,865
  5,155,000  Chemical Banking Corp                                 6.14         08/19/96      5,165,431
  5,000,000  Comerica Inc                                          5.70         08/12/96      4,995,250
  5,000,000  First Bank N.A.                                       5.84         01/17/96      4,999,631
  2,000,000  Orange County CA Taxable Note(FF)                     0.00         07/10/96      1,999,072
  5,000,000  PNC Bank Corp                                         5.83         07/29/96      4,998,541
  7,500,000  Student Loan Marketing Assoc                          5.58         10/12/95      7,500,000
  5,000,000  Sweden (Kingdom of)                                   5.63         10/08/95      4,999,513
  1,510,000  U.S. West Financial                                   6.26         09/05/95      1,510,025
  7,000,000  Wachovia Corp                                         5.94         09/13/95      7,000,000
                                                                                           ------------

             TOTAL VARIABLE AND FLOATING RATE NOTES                                        $ 48,167,328

             REPURCHASE AGREEMENTS - 3.56%
$ 5,453,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          5.80         09/03/95   $  5,453,000

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $153,765,011)*                                    100.36%              $153,765,011
                (Note 1)
              Other Assets and Liabilities, Net                        (0.36)                  (552,759)
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $153,212,252
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

 ++ THESE SECURITIES ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH POLICIES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
(FF) SEE NOTE 5 TO THE FINANCIAL STATEMENTS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
AUGUST 31, 1995

                                         ASSET              BOND            GROWTH
                                    ALLOCATION             INDEX             STOCK
                                          FUND              FUND              FUND
----------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In corresponding Master
    Series, at market value
    (Note 1)                      $342,256,574       $28,519,909      $144,608,250
  Cash                                       0                 0                 0
Receivables:
  Dividends and interest             1,280,805           165,672            33,450
  Due from Administrator
    (Note 2)                                 0            49,276            56,064
Prepaid Expenses                             0                 0                 0
TOTAL ASSETS                       343,537,379        28,734,857       144,697,764
LIABILITIES
PAYABLES:
  Distribution to
    shareholders                     1,165,528           162,598                 0
  Due to sponsor and
    distributor (Note 2)                57,415             2,277            11,690
  Due to WFB (Note 2)                  172,240             6,478            45,330
  Other                                      0            43,634            21,564
TOTAL LIABILITIES                    1,395,183           214,987            78,584
TOTAL NET ASSETS
                                  $342,142,196       $28,519,870      $144,619,180
NET ASSETS CONSIST OF:
  Paid-in Capital                 $311,094,027       $28,960,215      $103,663,945
  Undistributed net
    investment income                   14,719                 0           (74,077)
  Undistributed net realized
    gain (loss) on
    investments                     (3,172,995)         (487,814)       14,781,864
  Net unrealized
    appreciation on
    investments                     34,206,445            47,469        26,247,448
TOTAL NET ASSETS                  $342,142,196       $28,519,870      $144,619,180
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
 PER SHARE
Net Assets                        $342,142,196       $28,519,870      $144,619,180
Shares outstanding                  31,046,972         2,970,159         9,350,678
Net asset value and offering
  price per share                       $11.02             $9.60            $15.47
----------------------------------------------------------------------------------

  * THE MONEY MARKET FUND DOES NOT HAVE A CORRESPONDING MASTER SERIES. THE COST OF SECURITIES HELD AT AUGUST 31, 1995, IS THE SAME AS THE MARKET VALUE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                            SHORT-              U.S.
                                         MONEY               S&P      INTERMEDIATE          TREASURY
                                        MARKET         500 STOCK              TERM        ALLOCATION
                                         FUND*              FUND              FUND              FUND
----------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In corresponding Master
    Series, at market value
    (Note 1)                      $153,765,011      $662,835,081       $12,142,894       $62,832,721
  Cash                                     140                 0                 0                 0
Receivables:
  Dividends and interest               371,606         2,809,700            72,058           310,018
  Due from Administrator
    (Note 2)                            12,851           204,542            37,028                 0
Prepaid Expenses                             0                 0                74                 0
TOTAL ASSETS                       154,149,608       665,849,323        12,252,054        63,142,739
LIABILITIES
PAYABLES:
  Distribution to
    shareholders                       693,778                 0            70,216           288,849
  Due to sponsor and
    distributor (Note 2)                12,850            52,369             1,026            10,606
  Due to WFB (Note 2)                  182,947           162,856             1,952            31,818
  Other                                 47,781            69,023            28,989                 0
TOTAL LIABILITIES                      937,356           284,248           102,183           331,273
TOTAL NET ASSETS
                                  $153,212,252      $665,565,075       $12,149,871       $62,811,466
NET ASSETS CONSIST OF:
  Paid-in Capital                 $153,223,672      $560,093,545       $12,208,859       $67,368,827
  Undistributed net
    investment income                        0         2,656,701                 0                 0
  Undistributed net realized
    gain (loss) on
    investments                        (11,420)        5,719,345          (366,570)       (4,906,811)
  Net unrealized
    appreciation on
    investments                              0        97,095,484           307,582           349,450
TOTAL NET ASSETS                  $153,212,252      $665,565,075       $12,149,871       $62,811,466
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
 PER SHARE
Net Assets                        $153,212,252      $665,565,075       $12,149,871       $62,811,466
Shares outstanding                 153,223,076        53,333,408         1,294,060         6,747,422
Net asset value and offering
  price per share                        $1.00            $12.48             $9.39             $9.31
----------------------------------------------------------------------------------------------------

  * THE MONEY MARKET FUND DOES NOT HAVE A CORRESPONDING MASTER SERIES. THE COST OF SECURITIES HELD AT AUGUST 31, 1995, IS THE SAME AS THE MARKET VALUE.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

                                         ASSET              BOND            GROWTH
                                    ALLOCATION             INDEX             STOCK
                                          FUND              FUND              FUND
----------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER
 SERIES
  Dividends                        $ 2,031,277          $      0        $  166,342
  Interest                           5,641,153           794,203           314,028
  Expenses                            (565,631)          (11,361)         (354,600)
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER
 SERIES                              7,106,799           782,842           125,770
EXPENSES (NOTE 2)
  Administration fees                  161,830             5,518            29,492
  Custody fees                               0                 0                 0
  Advisory fees                              0                 0                 0
  Transfer agency fees                 161,830             3,311            17,695
  Shareholder servicing fees           323,663             7,725            58,985
  Legal and audit                            0            10,839             9,780
  Registration fees                          0             9,748            21,627
  Directors' fees                            0             3,277             3,277
  Shareholder reports                        0            20,751            18,858
  Other                                      0             2,318             3,175
TOTAL EXPENSES                         647,323            63,487           162,889
Less:
  Waived fees and reimbursed
    expenses                                 0           (49,275)          (56,063)
Net expenses                           647,323            14,212           106,826
NET INVESTMENT INCOME                6,459,476           768,630            18,944
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER
 SERIES
  Net realized gain (loss)
    on sale of investments          (1,616,615)         (155,450)       12,646,128
  Net change in unrealized
    appreciation of
    investments                     34,589,311           894,122        20,874,101
NET GAIN ON INVESTMENTS             32,972,696           738,672        33,520,229
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $39,432,172        $1,507,302       $33,539,173
----------------------------------------------------------------------------------

  * THE MONEY MARKET FUND DOES NOT HAVE A CORRESPONDING MASTER SERIES. ALL INTEREST IS DERIVED FROM SECURITIES HELD BY THE FUND.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                            SHORT-              U.S.
                                         MONEY               S&P      INTERMEDIATE          TREASURY
                                        MARKET         500 STOCK              TERM        ALLOCATION
                                         FUND*              FUND              FUND              FUND
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER
 SERIES
  Dividends                           $      0       $ 6,632,753           $     0          $      0
  Interest                           4,625,069         1,266,725           482,096         2,017,320
  Expenses                                   0          (137,502)          (28,385)          (90,918)
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER
 SERIES                              4,625,069         7,761,976           453,711         1,926,402
EXPENSES (NOTE 2)
  Administration fees                   38,041           137,904             3,162            30,369
  Custody fees                          38,041                 0                 0                 0
  Advisory fees                        253,637                 0                 0                 0
  Transfer agency fees                  38,041            82,743             1,898            30,369
  Shareholder servicing fees                 0           193,066             6,324            60,739
  Legal and audit                            0            55,650             9,881                 0
  Registration fees                          0            81,616             3,959                 0
  Directors' fees                            0             3,277             3,277                 0
  Shareholder reports                        0            17,686            18,121                 0
  Other                                      0            34,008             1,754                 0
TOTAL EXPENSES                         367,760           605,950            48,376           121,477
Less:
  Waived fees and reimbursed
    expenses                           (25,386)         (204,542)          (36,995)                0
Net expenses                           342,374           401,408            11,381           121,477
NET INVESTMENT INCOME                4,282,695         7,360,568           442,330         1,804,925
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER
 SERIES
  Net realized gain (loss)
    on sale of investments                 525         6,118,456            13,758         1,225,869
  Net change in unrealized
    appreciation of
    investments                              0        68,452,716           300,522           795,032
NET GAIN ON INVESTMENTS                    525        74,571,172           314,280         2,020,901
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          $4,283,220       $81,931,740          $756,610        $3,825,826
----------------------------------------------------------------------------------------------------

  * THE MONEY MARKET FUND DOES NOT HAVE A CORRESPONDING MASTER SERIES. ALL INTEREST IS DERIVED FROM SECURITIES HELD BY THE FUND.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                           ASSET ALLOCATION FUND
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995             1995*
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 6,459,476      $ 11,202,230
  Net realized gain (loss)
    on sale of investments          (1,616,615)        1,672,885
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     34,589,311        (2,125,246)
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                         39,432,172        10,749,869
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income        (6,459,476)      (11,202,230)
  From net realized gain on
    sales of investments                     0        (3,444,708)
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold         60,758,576       143,045,844
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                    6,477,504        14,136,175
  Cost of shares redeemed          (51,763,016)      (76,728,484)
NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                 15,473,064        80,453,535
INCREASE (DECREASE) IN NET
 ASSETS                             48,445,760        76,556,466
NET ASSETS:
Beginning net assets               293,696,436       217,139,970
ENDING NET ASSETS                 $342,142,196      $293,696,436
SHARES ISSUED AND REDEEMED:
  Shares sold                        5,760,004        14,750,825
  Shares issued in
    reinvestment of
    dividends and
    distributions                      620,982         1,469,673
  Shares redeemed                   (4,918,867)       (7,938,475)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING                  1,462,119         8,282,023
----------------------------------------------------------------

  *  SEE NOTE 4.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 BOND INDEX FUND                   GROWTH STOCK FUND
                              ----------------------------------  ----------------------------------
                                   (UNAUDITED)           FOR THE       (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED           FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,  SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995             1995*   AUGUST 31, 1995             1995*
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income             $  768,630       $ 1,135,769       $    18,944        $   (9,573)
  Net realized gain (loss)
    on sale of investments            (155,450)         (333,833)       12,646,128         2,009,745
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        894,122          (460,942)       20,874,101         2,123,031
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                          1,507,302           340,994        33,539,173         4,123,203
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income          (768,630)       (1,135,769)          (46,399)                0
  From net realized gain on
    sales of investments                     0                 0                 0          (588,577)
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold         15,236,775        10,448,187        42,215,441        85,963,624
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                      708,626         1,103,959            46,389           588,598
  Cost of shares redeemed           (6,757,693)       (7,062,640)      (28,060,161)      (38,605,130)
NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                  9,187,708         4,489,506        14,201,669        47,947,092
INCREASE (DECREASE) IN NET
 ASSETS                              9,926,380         3,694,731        47,694,443        51,481,718
NET ASSETS:
Beginning net assets                18,593,490        14,898,759        96,924,737        45,443,019
ENDING NET ASSETS                  $28,519,870       $18,593,490      $144,619,180       $96,924,737
SHARES ISSUED AND REDEEMED:
  Shares sold                        1,580,031         1,134,314         3,086,522         7,877,261
  Shares issued in
    reinvestment of
    dividends and
    distributions                       75,221           120,035             3,831            52,460
  Shares redeemed                     (705,182)         (759,992)       (2,069,313)       (3,544,614)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING                    950,070           494,357         1,021,040         4,385,107
----------------------------------------------------------------------------------------------------

  *  SEE NOTE 4.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                               MONEY MARKET FUND
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 4,282,695       $ 5,207,399
  Net realized gain (loss)
    on sale of investments                 525           (11,946)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                              0                 0
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                          4,283,220         5,195,453
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income        (4,282,695)       (5,207,399)
  From net realized gain on
    sales of investments                     0                 0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold         79,589,501       111,097,839
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                    4,110,129         4,680,322
  Cost of shares redeemed          (77,756,463)      (50,146,714)
NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                  5,943,167        65,631,447
INCREASE (DECREASE) IN NET
 ASSETS                              5,943,692        65,619,501
NET ASSETS:
Beginning net assets               147,268,560        81,649,059
ENDING NET ASSETS                 $153,212,252      $147,268,560
SHARES ISSUED AND REDEEMED:
  Shares sold                       79,589,501       111,097,845
  Shares issued in
    reinvestment of
    dividends and
    distributions                    4,110,124         4,680,322
  Shares redeemed                  (77,756,463)      (50,146,714)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING                  5,943,162        65,631,453
----------------------------------------------------------------

  *  SEE NOTE 4.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                              SHORT-
                                              S&P 500 STOCK FUND              INTERMEDIATE TERM FUND
                              ----------------------------------  ----------------------------------
                                   (UNAUDITED)           FOR THE       (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED           FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,  SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995             1995*   AUGUST 31, 1995             1995*
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 7,360,568       $ 9,014,318        $  442,330        $  523,752
  Net realized gain (loss)
    on sale of investments           6,118,456         2,385,953            13,758          (329,022)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     68,452,716        24,560,466           300,522           131,359
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                         81,931,740        35,960,737           756,610           326,089
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income        (6,590,905)       (7,631,754)         (442,330)         (523,752)
  From net realized gain on
    sales of investments                     0        (3,012,750)                0                 0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold        186,116,435       387,669,466         4,919,823        15,279,142
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                    6,590,885        10,644,217           449,856           471,151
  Cost of shares redeemed          (51,259,230)      (97,245,061)       (7,832,296)       (6,512,467)
NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                141,448,090       301,068,622        (2,462,617)        9,237,826
INCREASE (DECREASE) IN NET
 ASSETS                            216,788,925       326,384,855        (2,148,337)        9,040,163
NET ASSETS:
Beginning net assets               448,776,150       122,391,295        14,298,208         5,258,045
ENDING NET ASSETS                 $665,565,075      $448,776,150       $12,149,871       $14,298,208
SHARES ISSUED AND REDEEMED:
  Shares sold                       15,696,061        38,170,417           530,963         1,672,577
  Shares issued in
    reinvestment of
    dividends and
    distributions                      567,692         1,047,250            48,516            51,238
  Shares redeemed                   (4,357,707)       (9,443,527)         (847,274)         (703,052)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING                 11,906,046        29,774,140          (267,795)        1,020,763
----------------------------------------------------------------------------------------------------

  *  SEE NOTE 4.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            U.S.
                                        TREASURY ALLOCATION FUND
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995             1995*
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 1,804,925       $ 3,634,313
  Net realized gain (loss)
    on sale of investments           1,225,869        (5,616,006)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        795,032         1,560,503
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                          3,825,826          (421,190)
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income        (1,804,925)       (3,634,313)
  From net realized gain on
    sales of investments                     0                 0
CAPITAL SHARES TRANSACTIONS:
  Proceeds from shares sold         11,550,973        37,807,075
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                    1,807,981         3,616,562
  Cost of shares redeemed           (9,420,198)      (38,732,671)
NET INCREASE IN NET ASSETS
 RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                  3,938,756         2,690,966
INCREASE (DECREASE) IN NET
 ASSETS                              5,959,657        (1,364,537)
NET ASSETS:
Beginning net assets                56,851,809        58,216,346
ENDING NET ASSETS                  $62,811,466       $56,851,809
SHARES ISSUED AND REDEEMED:
  Shares sold                        1,248,417         4,190,630
  Shares issued in
    reinvestment of
    dividends and
    distributions                      197,463           401,066
  Shares redeemed                   (1,022,180)       (4,287,468)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING                    423,700           304,228
----------------------------------------------------------------

  *  SEE NOTE 4.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING EACH PERIOD IS AS FOLLOWS:

                                                                                 ASSET ALLOCATION FUND
                                                           -------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                                                                  FROM
                                                                                          JULY 2, 1993
                                                                                         (COMMENCEMENT
                                                             (UNAUDITED)                            OF
                                                              SIX MONTHS           YEAR    OPERATIONS)
                                                                   ENDED          ENDED             TO
                                                              AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,
                                                                    1995         1995**           1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $9.93         $10.19         $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      0.21           0.44           0.23
  Net realized and unrealized gain (loss) on investments            1.09          (0.14)          0.28
TOTAL FROM INVESTMENT OPERATIONS                                    1.30           0.30           0.51
LESS DISTRIBUTIONS:
  Dividends from net investment income                             (0.21)         (0.44)         (0.23)
  Distributions from net realized gains                             0.00          (0.12)         (0.09)
  Distributions in excess of net realized gains                     0.00           0.00           0.00
TOTAL DISTRIBUTIONS                                                (0.21)         (0.56)         (0.32)
NET ASSET VALUE, END OF PERIOD                                    $11.02          $9.93         $10.19
TOTAL RETURN (NOT ANNUALIZED)                                     13.22%          3.28%          5.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                               $342,142       $293,696       $217,140
  Number of shares outstanding, end of period (000)               31,047         29,585         21,303
RATIOS TO AVERAGE NET ASSETS+:
  Ratio of expenses to average net assets(1)++                     0.75%          0.75%          0.79%
  Ratio of net investment income to average net assets(2)          3.99%          4.62%          3.47%
Portfolio turnover                                                   N/A           24%*            33%
------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                              0.75%          0.76%          0.80%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                     3.99%          4.61%          3.46%
------------------------------------------------------------------------------------------------------

  * THIS RATE IS FOR THE PERIOD FROM FEBRUARY 28, 1994, TO MAY 25, 1994. AS OF MAY 26, 1994, THE FUNDS INVEST ALL OF THEIR ASSETS IN THE CORRESPONDING MASTER SERIES, HENCE NO SECURITIES-RELATED ACTIVITY.
 **  SEE NOTE 4.
  +  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
 ++  THIS RATIO INCLUDES EXPENSES CHARGED TO THE MASTER SERIES.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING EACH PERIOD IS AS FOLLOWS:

                                                                                       BOND INDEX FUND
                                                           -------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                                                                  FROM
                                                                                          JULY 2, 1993
                                                                                         (COMMENCEMENT
                                                             (UNAUDITED)                            OF
                                                              SIX MONTHS           YEAR    OPERATIONS)
                                                                   ENDED          ENDED             TO
                                                              AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,
                                                                    1995         1995**           1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $9.20          $9.76         $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      0.33           0.64           0.38
  Net realized and unrealized gain (loss) on investments            0.40          (0.56)         (0.24)
TOTAL FROM INVESTMENT OPERATIONS                                    0.73           0.08           0.14
LESS DISTRIBUTIONS:
  Dividends from net investment income                             (0.33)         (0.64)         (0.38)
  Distributions from net realized gains                             0.00           0.00           0.00
  Distributions in excess of net realized gains                     0.00           0.00           0.00
TOTAL DISTRIBUTIONS                                                (0.33)         (0.64)         (0.38)
NET ASSET VALUE, END OF PERIOD                                     $9.60          $9.20          $9.76
TOTAL RETURN (NOT ANNUALIZED)                                      8.01%          1.12%          1.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                $28,520        $18,593        $14,899
  Number of shares outstanding, end of period (000)                2,970          2,020          1,526
RATIOS TO AVERAGE NET ASSETS+:
  Ratio of expenses to average net assets(1)++                     0.23%          0.23%          0.31%
  Ratio of net investment income to average net assets(2)          6.95%          7.08%          5.88%
Portfolio turnover                                                   N/A           14%*            20%
------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                              0.68%          0.71%          0.32%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                     6.58%          6.61%          5.87%
------------------------------------------------------------------------------------------------------

  * THIS RATE IS FOR THE PERIOD FROM FEBRUARY 28, 1994, TO MAY 25, 1994. AS OF MAY 26, 1994, THE FUNDS INVEST ALL OF THEIR ASSETS IN THE CORRESPONDING MASTER SERIES, HENCE NO SECURITIES-RELATED ACTIVITY.
 **  SEE NOTE 4.
  +  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
 ++  THIS RATIO INCLUDES EXPENSES CHARGED TO THE MASTER SERIES.

FOR A SHARE OUTSTANDING DURING EACH PERIOD IS AS FOLLOWS:

                                                        GROWTH STOCK FUND                            MONEY MARKET FUND
                              -------------------------------------------  -------------------------------------------
                                                                  FOR THE                                      FOR THE
                                                                   PERIOD                                       PERIOD
                                                                     FROM                                         FROM
                                                             JULY 2, 1993                                 JULY 2, 1993
                                                            (COMMENCEMENT                                (COMMENCEMENT
                                (UNAUDITED)                            OF    (UNAUDITED)                            OF
                                 SIX MONTHS           YEAR    OPERATIONS)     SIX MONTHS           YEAR    OPERATIONS)
                                      ENDED          ENDED             TO          ENDED          ENDED             TO
                                 AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,     AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,
                                       1995         1995**           1994           1995           1995           1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $11.64         $11.52         $10.00          $1.00          $1.00          $1.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.01           0.00          (0.01)          0.03           0.04           0.02
  Net realized and
    unrealized gain (loss)
    on investments                     3.83           0.19           1.86           0.00           0.00           0.00
TOTAL FROM INVESTMENT
  OPERATIONS                           3.84           0.19           1.85           0.03           0.04           0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.01)          0.00           0.00          (0.03)         (0.04)         (0.02)
  Distributions from net
    realized gains                     0.00          (0.07)         (0.33)          0.00           0.00           0.00
  Distributions in excess of
    net realized gains                 0.00           0.00           0.00           0.00           0.00           0.00
TOTAL DISTRIBUTIONS                   (0.01)         (0.07)         (0.33)         (0.03)         (0.04)         (0.02)
NET ASSET VALUE, END OF
  PERIOD                             $15.47         $11.64         $11.52          $1.00          $1.00          $1.00
TOTAL RETURN (NOT
  ANNUALIZED)                        32.96%          1.70%         18.65%          2.87%          4.40%          1.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                          $144,619        $96,925        $45,443       $153,212       $147,269        $81,649
  Number of shares
    outstanding, end of
    period (000)                      9,351          8,330          3,945        153,223        147,280         81,648
RATIOS TO AVERAGE NET
  ASSETS+:
  Ratio of expenses to
    average net assets(1)++           0.76%          0.76%          0.80%          0.45%          0.45%          0.49%
  Ratio of net investment
    income to average net
    assets(2)                         0.03%        (0.02)%        (0.18)%          5.63%          4.44%          2.77%
Portfolio turnover                      N/A            27%           104%            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses                 0.86%          0.87%          0.80%          0.50%          0.57%          0.50%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                          (0.07)%        (0.12)%        (0.18)%          5.58%          4.32%          2.76%
----------------------------------------------------------------------------------------------------------------------

  * THIS RATE IS FOR THE PERIOD FROM FEBRUARY 28, 1994, TO MAY 25, 1994. AS OF MAY 26, 1994, THE FUNDS INVEST ALL OF THEIR ASSETS IN THE CORRESPONDING MASTER SERIES, HENCE NO SECURITIES-RELATED ACTIVITY.
 **  SEE NOTE 4.
  +  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
 ++  THIS RATIO INCLUDES EXPENSES CHARGED TO THE MASTER SERIES.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING EACH PERIOD IS AS FOLLOWS:

                                                                                    S&P 500 STOCK FUND
                                                           -------------------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                                                                  FROM
                                                                                          JULY 2, 1993
                                                                                         (COMMENCEMENT
                                                             (UNAUDITED)                            OF
                                                              SIX MONTHS           YEAR    OPERATIONS)
                                                                   ENDED          ENDED             TO
                                                              AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,
                                                                    1995         1995**           1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.83         $10.50         $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                      0.15           0.27           0.16
  Net realized and unrealized gain (loss) on investments            1.65           0.41           0.47
TOTAL FROM INVESTMENT OPERATIONS                                    1.80           0.68           0.63
LESS DISTRIBUTIONS:
  Dividends from net investment income                             (0.15)         (0.27)         (0.12)
  Distributions from net realized gains                             0.00          (0.08)         (0.01)
  Distributions in excess of net realized gains                     0.00           0.00           0.00
TOTAL DISTRIBUTIONS                                                (0.15)         (0.35)         (0.13)
NET ASSET VALUE, END OF PERIOD                                    $12.48         $10.83         $10.50
TOTAL RETURN (NOT ANNUALIZED)                                     16.70%          6.71%          6.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                               $665,565       $448,776       $122,391
  Number of shares outstanding, end of period (000)               53,333         41,427         11,653
RATIOS TO AVERAGE NET ASSETS+:
  Ratio of expenses to average net assets(1)++                     0.20%          0.21%          0.27%
  Ratio of net investment income to average net assets(2)          2.66%          2.93%          2.46%
Portfolio turnover                                                   N/A            8%*             4%
------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                              0.27%          0.25%          0.28%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                     2.59%          2.88%          2.45%
------------------------------------------------------------------------------------------------------

  * THIS RATE IS FOR THE PERIOD FROM FEBRUARY 28, 1994, TO MAY 25, 1994. AS OF MAY 26, 1994, THE FUNDS INVEST ALL OF THEIR ASSETS IN THE CORRESPONDING MASTER SERIES, HENCE NO SECURITIES-RELATED ACTIVITY.
 **  SEE NOTE 4.
  +  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
 ++  THIS RATIO INCLUDES EXPENSES CHARGED TO THE MASTER SERIES.

FOR A SHARE OUTSTANDING DURING EACH PERIOD IS AS FOLLOWS:

                                             SHORT-INTERMEDIATE TERM FUND                U.S. TREASURY ALLOCATION FUND
                              -------------------------------------------  -------------------------------------------
                                                                  FOR THE                                      FOR THE
                                                                   PERIOD                                       PERIOD
                                                                     FROM                                         FROM
                                                             JULY 2, 1993                                 JULY 2, 1993
                                                            (COMMENCEMENT                                (COMMENCEMENT
                                (UNAUDITED)                            OF    (UNAUDITED)                            OF
                                 SIX MONTHS           YEAR    OPERATIONS)     SIX MONTHS           YEAR    OPERATIONS)
                                      ENDED          ENDED             TO          ENDED          ENDED             TO
                                 AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,     AUGUST 31,   FEBRUARY 28,   FEBRUARY 28,
                                       1995         1995**           1994           1995         1995**           1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                           $9.15          $9.72         $10.00          $8.99          $9.67         $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             0.34           0.64           0.42           0.28           0.59           0.39
  Net realized and
    unrealized gain (loss)
    on investments                     0.24          (0.57)         (0.28)          0.32          (0.68)         (0.05)
TOTAL FROM INVESTMENT
  OPERATIONS                           0.58           0.07           0.14           0.60          (0.09)          0.34
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                 (0.34)         (0.64)         (0.42)         (0.28)         (0.59)         (0.39)
  Distributions from net
    realized gains                     0.00           0.00           0.00           0.00           0.00          (0.20)
  Distributions in excess of
    net realized gains                 0.00           0.00           0.00           0.00           0.00          (0.08)
TOTAL DISTRIBUTIONS                   (0.34)         (0.64)         (0.42)         (0.28)         (0.59)         (0.67)
NET ASSET VALUE, END OF
  PERIOD                              $9.39          $9.15          $9.72          $9.31          $8.99          $9.67
TOTAL RETURN (NOT
  ANNUALIZED)                         6.39%          0.89%          1.42%          6.71%          (0.76)%         3.33%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $12,150        $14,298         $5,258        $62,811        $56,852        $58,216
  Number of shares
    outstanding, end of
    period (000)                      1,294          1,562            541          6,747          6,324          6,019
RATIOS TO AVERAGE NET
  ASSETS+:
  Ratio of expenses to
    average net assets(1)++           0.65%          0.65%          0.65%          0.70%          0.70%          0.78%
  Ratio of net investment
    income to average net
    assets(2)                         7.00%          7.07%          6.02%          5.94%          6.52%          5.79%
Portfolio turnover                      N/A            29%           277%            N/A            43%           210%
----------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses                 1.24%          1.41%          0.65%          0.70%          0.72%          0.80%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                            6.41%          6.32%          6.02%          5.94%          6.50%          5.77%
----------------------------------------------------------------------------------------------------------------------

  * THIS RATE IS FOR THE PERIOD FROM FEBRUARY 28, 1994, TO MAY 25, 1994. AS OF MAY 26, 1994, THE FUNDS INVEST ALL OF THEIR ASSETS IN THE CORRESPONDING MASTER SERIES, HENCE NO SECURITIES-RELATED ACTIVITY.
 **  SEE NOTE 4.
  +  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
 ++  THIS RATIO INCLUDES EXPENSES CHARGED TO THE MASTER SERIES.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION

    Stagecoach Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Company commenced operations on July 2, 1993 and currently is authorized to issue fourteen separate funds, of which the following have commenced operations: the Asset Allocation Fund, the Bond Index Fund, the Growth Stock Fund, the Money Market Fund, the S&P 500 Stock Fund, the Short-Intermediate Term Fund and the U.S. Treasury Allocation Fund (each, a "Fund", collectively, the "Funds"). The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

    INVESTMENT POLICY AND SECURITY VALUATION

    Each Fund with the exception of the Growth Stock Fund, Money Market Fund and the Short-Intermediate Term Fund invests all of its assets in a separate series (each a "Master Series") of Master Investment Portfolio. Each of the Growth Stock Fund and the Short-Intermediate Term Fund invests all of its assets in a separate series (also a "Master Series") of the Managed Series Investment Trust. Each Master Series has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Series reflects that Fund's interest in the net assets of that Master Series (99.9%, 23.4%, 99.9%, 93.7%, 99.9% and 99.9% for the Asset Allocation
Fund, the Bond Index Fund, the Growth Stock Fund, the S&P 500 Stock Fund, the Short-Intermediate Term Fund, and the U.S. Treasury Allocation Fund, respectively, as of August 31, 1995). The Money Market Fund is not a feeder fund and does not invest in a corresponding Master Series. Investments of each Master Series are valued by the Master Investment Portfolio for all of the Funds with the exception of the Growth Stock Fund, Money Market Fund and the Short-Intermediate Term Fund. The investments of the Growth Stock Fund and the Short-Intermediate Term Fund are valued by the Managed Series Investment Trust.

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

    SECURITY TRANSACTIONS AND REVENUE RECOGNITION

    Securities transactions are accounted for by each Master Series on the date the securities are purchased or sold (trade date). Revenue is recognized by each Master Series as follows: Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code"). All net investment income and realized and unrealized capital gains and losses of each Master Series are allocated pro rata among its respective feeder funds.

    The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective. The amortized cost method, which involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, approximates market value.

    The performance of each Fund, with the exception of the Money Market Fund, is directly affected by the performance of the corresponding Master Series. The financial statements of each Master Series, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

    FEDERAL INCOME TAXES

    Each Fund of the Company is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to investment companies, as defined in the Code, and to make distributions of investment company taxable income and net capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required. The Bond Index Fund has a capital loss carryforward of $144,965 which will expire in the year 2002. The Money Market Fund has a capital loss carryforward of $11,557 which will expire in the year 2002. The Short-Intermediate Term Fund has capital loss carryforwards of $31,607 which will

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

expire in the year 2001 and $387,126 which will expire in the year 2002. The U.S. Treasury Allocation Fund has a capital loss carryforward of $5,548,747 which will expire in the year 2002. No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends to shareholders from net investment income of the Asset Allocation Fund, the Bond Index Fund, the Short-Intermediate Term Fund and the U.S. Treasury Allocation Fund are declared and distributed monthly. Dividends to shareholders from net investment income of the Growth Stock Fund and the S&P 500 Stock Fund are declared and distributed quarterly. Dividends to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

    ORGANIZATION EXPENSES

    Stephens Inc. ("Stephens"), the Funds' administrator and distributor, has paid all the expenses in connection with the organization and initial registration of the various Funds.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Company has entered into separate contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"), whereby WFB has agreed to provide transfer and dividend disbursing agency services and shareholder services to the Funds. WFB is compensated for transfer and dividend disbursing agency services based on an annual rate of 0.03% of average daily net assets for all of the Funds except the Asset Allocation Fund, the Money Market Fund and the U.S. Treasury Allocation Fund which are charged at an annual rate of 0.10% of the average daily net assets of the Funds. WFB is compensated for shareholder servicing based on an annual rate of 0.20% for the Asset Allocation Fund and the U.S. Treasury

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Allocation Fund; 0.10% for the Growth Stock Fund and the Short-Intermediate Term Fund and 0.07% for the Bond Index Fund and the S&P 500 Stock Fund, based on the average daily net assets of each of these Funds.

    The Company has also entered into an advisory contract on behalf of the Money Market Fund with WFB. Pursuant to the contract, WFB furnishes to the Fund investment guidance and policy direction in connection with daily portfolio management of the Fund. The advisory contract with the Fund provides for advisory fees, which are accrued daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Company had entered into subcustodian agreements with Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of Wells Fargo Nikko Investment Advisors ("WFNIA"). Pursuant to such agreements, WFB had paid WFITC a subcustodian fee.

    The Company has entered into administration and distribution agreements with Stephens on behalf of the Asset Allocation Fund, the U.S. Treasury Allocation Fund and the Money Market Fund. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services for these Funds. As compensation for these services, the Asset Allocation Fund and the U.S. Treasury Allocation Fund pay a monthly fee at an annual rate of 0.10% of each Fund's average daily net assets. The Money Market Fund pays a monthly fee at an annual rate of 0.05% of the Fund's average daily net assets. In addition, Stephens is responsible for paying all other expenses incurred by these Funds other than the fees payable by the Fund pursuant to the Company's various service contracts.

    Under the administration agreement, Stephens has agreed to assume operating expenses of the Asset Allocation Fund, the U.S. Treasury Allocation Fund and the Money Market Fund and a pro rata share of the operating expenses of the Asset Allocation Master Series and the U.S. Treasury Allocation Master Series, except for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above which will be borne by the aforementioned funds and those expenses specifically assumed by Wells Fargo under its contracts with each of the aforementioned funds. The Company has also entered into administration and distribution agreements with Stephens on behalf

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

of the Bond Index Fund, the Growth Stock Fund, the S&P 500 Stock Fund and the Short-Intermediate Term Fund. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Funds. For these services, each Fund pays Stephens a monthly fee at an annual rate of 0.05% of the Funds' average daily net assets.

    On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their partnership interests in WFNIA to Barclays Bank PLC of the United Kingdom. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995. In connection with the sale, shareholders of the Money Market Fund will be asked to approve a proposed investment advisory contract appointing BZW Global Investors as the Fund's investment adviser and a proposed sub-advisory contract appointing Wells Fargo Bank as the Fund's sub-adviser. Shareholders will be mailed additional information regarding the sale and the proposed advisory arrangements later this year.

    WAIVED FEES AND REIMBURSED EXPENSES

    The following amounts of fees and expenses have been waived and/or reimbursed for the six months ended August 31, 1995:

                                                               REIMBURSED
                                                                 EXPENSES
                                                  WAIVED FEES          BY
FUND                                                   BY WFB    STEPHENS       TOTAL
-------------------------------------------------------------------------------------
Asset Allocation                                   $       0       $    0  $        0
Bond Index                                            16,554       32,721      49,275
Growth Stock                                          56,063            0      56,063
Money Market                                          25,386            0      25,386
S&P 500 Stock                                        204,542            0     204,542
Short-Intermediate Term                               11,384       25,611      36,995
U.S. Treasury Allocation                                   0            0           0

    Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens, respectively.

    Certain officers and directors of the Company are also officers of Stephens. As of August 31, 1995, Stephens owned less than 1% of the shares outstanding for each Fund.

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

3. CAPITAL SHARES TRANSACTIONS

    As of August 31, 1995, there were 10 billion shares of $.001 par value capital stock authorized by the Company. As of August 31, 1995, each Fund except the Money Market Fund, the U.S. Treasury Allocation Fund and the Short-Intermediate Term Fund was authorized to issue 100 million shares of $.001 per value capital stock. The Money Market Fund was authorized to issue 3 billion shares. The U.S. Treasury Allocation Fund and Short-Intermediate Term Fund were each authorized to issue 300 million shares. Transactions in capital shares, for each Fund, are disclosed in detail in the Statements of Changes in Net Assets.

4. ORGANIZATION OF THE FUNDS

    Certain Funds are successors to certain assets of collective investment funds managed by WFB. A portion of the assets of the collective investment funds were transferred to the Funds on behalf of the Retirement Plans wishing to liquidate their collective investment fund holdings and acquire corresponding investments in the Funds. Such transfers occurred at or shortly after the commencement of operations of the Funds. In addition, two "special" meetings were held in 1994 which affected the organization of the Funds. At a special meeting held February 14, 1994, the shareholders voted to change the name of the Company from "WellsFunds Inc." to "Stagecoach Inc." At a special meeting held January 31, 1994, the shareholders of the Funds approved the reorganization of certain funds into a "master-feeder" structure, whereby the existing Funds invest all of their assets in a corresponding series of the Master Investment Portfolio or the Managed Series Investment Trust (both open-end registered investment companies). On the conversion date the funds transferred their investments to the corresponding Master Series in exchange for shares in the corresponding Master Series. Certain existing funds then became "feeder" funds. This reorganization was effected in May 1994. The reorganization had no impact to shareholders of the existing funds except that certain advisory fees were contractually reduced.

STAGECOACH INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

5. ORANGE COUNTY CALIFORNIA DEBT SECURITIES

    As of August 31, 1995, the Money Market Fund held securities issued by Orange County, California, with a principal amount of $2,000,000 and an estimated fair market value of $1,558,860. Orange County filed for protection under Chapter 9 of the Federal Bankruptcy Code on December 6, 1994, and defaulted on such securities on July 10, 1995. The bankruptcy court trustee approved an extension of the securities' maturity to June 30, 1996, and modification of certain other terms, including increasing the interest rate and providing for some portion of interest to accrue until the maturity date rather than being due and payable monthly. Concurrent with the default by Orange County, the Money Market Fund entered into a Credit Enhancement Agreement (the "Agreement") with WFB, pursuant to which the Fund was named as a beneficiary of an irrevocable letter of credit issued by Bank of America National Trust and Savings Association ("Bank of America"). The Agreement provides support for a portion of the Orange County securities held by the Fund such that Bank of America will make certain payments to the Money Market Fund under defined circumstances, including failure by Orange County to make any payment of principal when due.

    Letter of credit and legal fees of $6,642 were paid by WFB on behalf of the Money Market Fund and were recorded as a contribution of capital on July 10, 1995. The Money Market Fund recorded the credit enhancement as an asset and a contribution to capital in the amount of the letter of credit fee. Since December 6, 1994, the Orange County securities have been placed on non-accrual status, with interest income being recognized when received.

    The aforementioned Orange County securities with a principal amount of $2,000,000 were sold during the period from September 19, 1995 through September 29, 1995 (subsequent to August 31, 1995) for $1,992,429, resulting in the Money Market Fund realizing a loss of $114,929. This realized loss did not affect the Money Market Fund's net asset value of $1.00 per share. All accrued interest for the period was collected. The terms of the Agreement did not provide for the Money Market Fund to draw on the letter of credit to offset the loss.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 49.60%
     32,791  Abbott Laboratories                                             $    991,989  $  1,270,651
      4,449  Advanced Micro Devices+                                              123,461       150,154
      4,629  Aetna Life & Casualty Co                                             266,937       315,929
      4,775  Ahmanson (H F) & Co                                                   89,381       113,406
      4,581  Air Products & Chemicals Inc                                         203,319       245,656
     20,240  Airtouch Communications+                                             491,451       657,800
      1,151  Alberto-Culver Co Class B                                             27,273        32,804
     10,330  Albertson's Inc                                                      288,545       329,269
      9,132  Alcan Aluminium Ltd                                                  206,145       297,932
      2,249  Alco Standard Corp                                                   125,196       181,045
      1,801  Alexander & Alexander Services                                        38,778        41,648
      2,591  Allergan Inc                                                          64,338        78,702
     11,609  Allied Signal Inc                                                    428,352       515,149
     18,483  Allstate Corp                                                        508,485       626,112
      7,690  Alltel Corp                                                          233,421       217,243
      7,336  Aluminum Co of America                                               274,579       419,069
      3,356  ALZA Corp+                                                            77,767        79,705
      4,648  Amdahl Corp+                                                          32,723        42,413
      3,807  Amerada Hess Corp                                                    192,129       180,357
      7,755  American Brands Inc                                                  266,065       325,710
      7,520  American Electric Power Inc                                          268,596       256,620
     20,312  American Express Corp                                                601,875       820,097
      8,312  American General Corp                                                260,015       292,998
      3,044  American Greetings Corp Class A                                       91,403        93,603
     12,637  American Home Products Corp                                          818,926       973,049
     19,422  American International Group Inc                                   1,244,507     1,565,899
      6,071  American Stores Co                                                   141,456       178,336
     22,758  Ameritech Corp                                                       945,833     1,166,348
     10,868  Amgen Inc+                                                           260,780       520,306
     20,399  Amoco Corp                                                         1,186,176     1,300,436
      8,848  AMP Inc                                                              298,327       359,450
      3,132  AMR Corp+                                                            200,351       220,806
      1,524  Andrew Corp+                                                          38,968        88,773
     10,624  Anheuser-Busch Inc                                                   536,165       606,896
      4,984  Apple Computer Inc                                                   156,530       214,312

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,436  Applied Materials Inc+                                          $    182,543  $    357,344
     22,198  Archer-Daniels-Midland Co                                            341,942       369,043
      4,192  Armco Inc+                                                            27,182        26,200
      1,546  Armstrong World Industries Inc                                        66,277        88,702
      1,663  ASARCO Inc                                                            37,487        53,840
      2,495  Ashland Inc                                                           84,192        81,711
     65,005  AT & T Corp                                                        3,637,160     3,672,783
      6,573  Atlantic Richfield Corp                                              730,385       717,279
      1,970  Autodesk Inc                                                          55,527        90,866
      5,928  Automatic Data Processing                                            324,725       385,320
      2,207  Avery Dennison Corp                                                   67,368        90,487
      2,806  Avon Products Inc                                                    156,400       198,174
      5,739  Baker Hughes Inc                                                     130,335       129,128
      1,258  Ball Corp                                                             37,874        42,772
      1,940  Bally Entertainment Corp+                                             16,863        23,523
      5,998  Baltimore Gas & Electric Co                                          148,786       157,448
     16,633  Banc One Corp                                                        561,620       559,285
      4,558  Bank of Boston Corp                                                  121,521       200,552
      7,873  Bank of New York Inc                                                 264,725       342,476
     15,362  BankAmerica Corp                                                     700,743       867,953
      3,176  Bankers Trust N Y Corp                                               224,605       218,747
      2,073  Bard (C R) Inc                                                        51,814        64,263
      3,992  Barnett Banks Inc                                                    176,134       228,043
     14,458  Barrick Gold Corp                                                    390,820       366,872
        576  Bassett Furniture Industries                                          17,721        14,256
      2,473  Bausch & Lomb Inc                                                    106,940        98,302
     11,494  Baxter International Inc                                             312,447       448,266
      2,817  Becton Dickenson & Co                                                118,012       158,808
     17,883  Bell Atlantic Corp                                                 1,037,773     1,068,509
     20,365  BellSouth Corp                                                     1,198,807     1,400,094
      2,095  Bemis Co Inc                                                          49,722        60,755
      2,181  Beneficial Corp                                                       84,208       107,142
      4,392  Bethlehem Steel Corp+                                                 76,158        64,233
      4,015  Beverly Enterprises+                                                  48,665        53,199
      4,727  Biomet Inc+                                                           54,745        76,223

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,450  Black & Decker Corp                                             $     76,763  $    111,694
      4,240  Block (H & R) Inc                                                    172,090       165,360
      5,255  Boatmen's Bancshares Inc                                             160,603       194,435
     13,979  Boeing Co                                                            600,857       891,161
      1,866  Boise Cascade Corp                                                    48,671        80,005
      6,079  Boston Scientific Corp+                                              130,245       241,640
      1,170  Briggs & Stratton Corp                                                42,504        44,314
     20,913  Bristol-Myers Squibb Co                                            1,220,230     1,435,155
        707  Brown Group Inc                                                       23,219        12,903
      2,862  Brown-Forman Corp Class B                                             81,258       105,894
      8,719  Browning-Ferris Industries Inc                                       247,848       293,176
         88  Bruno's Inc                                                              821           902
      3,851  Brunswick Corp                                                        68,841        77,501
      3,689  Burlington Northern Inc                                              203,111       255,463
      5,210  Burlington Resources Inc                                             222,189       212,959
      2,926  Cabletron Systems Inc+                                               155,068       154,712
     10,197  Campbell Soup Co                                                     426,773       466,513
      6,299  Capital Cities/ABC Inc                                               431,323       724,385
      6,380  Carolina Power & Light Co                                            192,870       195,388
      8,219  Caterpillar Inc                                                      388,933       551,700
      2,460  CBS Inc                                                              146,283       196,185
      1,222  Centex Corp                                                           42,534        35,744
      7,739  Central & South West Corp                                            221,871       189,606
      1,848  Ceridian Corp+                                                        42,693        80,850
      3,821  Champion International Corp                                          130,745       216,364
      4,109  Charming Shoppes Inc                                                  43,096        21,572
      7,316  Chase Manhattan Corp                                                 256,750       420,670
      9,956  Chemical Banking Corp Class A                                        399,697       579,937
     26,752  Chevron Corp                                                       1,247,218     1,294,128
     15,116  Chrysler Corp                                                        712,633       814,375
      3,600  Chubb Corp                                                           298,235       328,500
      2,938  CIGNA Corp                                                           197,143       284,252
      1,446  Cincinnati Milacron Inc                                               33,289        47,899
      6,333  Cinergy Corp                                                         151,109       162,283
      3,883  Circuit City Stores Inc                                               97,604       133,964

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     10,942  Cisco Systems Inc+                                              $    359,780  $    718,069
     16,276  Citicorp                                                             632,543     1,080,320
      2,118  Clorox Co                                                            115,415       143,230
      4,226  Coastal Corp                                                         118,576       138,402
     52,014  Coca-Cola Co                                                       2,432,365     3,341,900
      5,934  Colgate-Palmolive Co                                                 343,838       403,512
      2,037  Columbia Gas System Inc+                                              52,798        71,804
     18,202  Columbia HCA Healthcare Corp                                         754,015       855,494
      9,796  Comcast Corp Class A                                                 192,606       209,390
      1,756  Community Psychiatric Centers+                                        22,336        20,633
     10,723  Compaq Computer Corp+                                                293,062       512,023
      6,559  Computer Associates International Inc                                273,704       455,851
      2,283  Computer Sciences Corp+                                               90,795       137,551
     10,091  ConAgra Inc                                                          285,273       382,197
      3,215  Conrail Inc                                                          180,108       216,209
      9,608  Consolidated Edison Co                                               308,179       271,426
      1,704  Consolidated Freightways                                              35,862        44,091
      3,829  Consolidated Natural Gas Co                                          176,002       147,895
      4,739  Cooper Industries Inc                                                215,842       180,082
      3,438  Cooper Tire & Rubber Co                                               87,634        89,388
      1,572  Coors (Adolph) Co Class B                                             28,950        26,724
      5,917  CoreStates Financial Corp                                            166,252       218,929
      9,330  Corning Inc                                                          294,315       304,391
      5,959  CPC International Inc                                                290,987       374,672
      1,251  Crane Co                                                              35,451        45,036
      1,039  Cray Research Inc+                                                    23,244        24,157
      3,652  Crown Cork & Seal Co+                                                141,269       164,362
      4,309  CSX Corp                                                             335,106       355,493
      6,994  CUC International Inc+                                               184,175       238,670
      1,677  Cummins Engine Co Inc                                                 74,103        65,822
      3,778  Cyprus Amax Minerals                                                 102,564       105,784
      4,049  Dana Corp                                                            108,740       120,964
      6,423  Darden Restaurants Inc+                                               69,363        65,836
      1,472  Data General Corp+                                                    13,147        14,352
      2,913  Dayton-Hudson Corp                                                   205,007       213,013

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,923  Dean Witter Discover & Co                                       $    274,335  $    353,073
      3,503  Deere & Co                                                           259,096       299,507
      2,071  Delta Air Lines Inc                                                  111,942       154,031
      3,412  Deluxe Corp                                                          112,333       106,625
      5,860  Detroit Edison Co                                                    183,555       179,463
      3,781  Dial Corp                                                             80,754        90,744
      5,959  Digital Equipment Corp+                                              206,623       248,788
      4,622  Dillard Department Stores Inc Class A                                153,154       142,704
     21,370  Disney (Walt) Co                                                     951,608     1,199,391
      7,013  Dominion Resources Inc                                               300,507       253,345
      6,249  Donnelley (R R) & Sons Co                                            192,584       237,462
      2,319  Dover Corp                                                           130,932       184,940
     11,373  Dow Chemical Co                                                      717,717       841,602
      3,986  Dow Jones & Co Inc                                                   136,445       145,987
      7,372  Dresser Industries Inc                                               160,298       176,928
      4,634  DSC Communications Corp+                                             146,815       243,285
      8,331  Duke Power Co                                                        339,555       338,447
      6,893  Dun & Bradstreet Corp                                                412,099       398,932
     22,672  DuPont (E I) de Nemours                                            1,233,122     1,482,182
        896  Eastern Enterprises                                                   23,664        27,440
      3,401  Eastman Chemical Co                                                  176,064       219,790
     13,973  Eastman Kodak Co                                                     681,496       805,194
      3,178  Eaton Corp                                                           162,464       172,009
      2,449  Echlin Inc                                                            77,815        84,491
      4,523  Echo Bay Mines Ltd                                                    51,152        46,926
      2,767  Ecolab Inc                                                            61,458        75,747
      2,194  EG & G Inc                                                            37,715        41,686
      9,559  Emerson Electric Co                                                  583,069       682,274
      5,908  Engelhard Corp                                                       105,778       166,901
     10,361  Enron Corp                                                           345,620       348,389
      2,616  Enserch Corp                                                          46,556        42,837
      9,308  Entergy Corp                                                         292,169       223,392
     51,015  Exxon Corp                                                         3,297,084     3,507,281
      2,254  Federal Express Corp+                                                143,671       161,725
      7,421  Federal Home Loan Mortgage Corp                                      399,909       476,799

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     11,241  Federal National Mortgage Assoc                                 $    889,859  $  1,072,110
      1,758  Federal Paper Board Co                                                42,422        69,661
      3,758  First Chicago Corp                                                   178,760       238,163
      4,863  First Data Corp                                                      244,089       283,878
      3,355  First Fidelity Bancorp                                               155,645       219,333
      3,195  First Interstate Bancorp                                             221,941       305,123
        866  First Mississippi Corp                                                14,179        28,686
      7,182  First Union Corp                                                     315,570       359,998
      5,745  Fleet Financial Group Inc                                            189,046       212,565
      1,902  Fleetwood Enterprises Inc                                             42,032        37,327
      1,528  Fleming Co Inc                                                        43,323        44,503
      3,391  Fluor Corp                                                           153,219       198,374
      1,511  FMC Corp+                                                             79,376       116,347
     42,158  Ford Motor Co                                                      1,188,217     1,291,089
      1,504  Foster Wheeler Corp                                                   50,514        55,460
      7,588  FPL Group Inc                                                        283,021       294,984
      8,421  Freeport McMoRan Copper & Gold Inc Class B                           229,255       196,841
      3,096  Fruit of the Loom Inc Class A+                                        83,650        72,756
      5,738  Gannett Co Inc                                                       296,780       306,983
      5,878  Gap Inc                                                              192,090       188,831
      2,586  General Dynamics Corp                                                113,887       136,088
     69,578  General Electric Co                                                3,501,314     4,096,405
      6,423  General Mills Inc                                                    321,854       331,587
     30,842  General Motors Corp                                                1,437,483     1,449,574
      4,663  General Public Utilities                                             138,541       133,478
      3,373  General Re Corp                                                      417,316       501,312
      1,927  General Signal Corp                                                   65,925        68,409
      4,987  Genuine Parts Co                                                     186,362       196,363
      3,698  Georgia-Pacific Corp                                                 253,013       332,820
      2,485  Giant Food Inc Class A                                                57,060        77,346
      1,440  Giddings & Lewis Inc                                                  29,573        23,580
     18,170  Gillette Co                                                          595,411       758,598
      2,490  Golden West Financial                                                101,381       118,898
      1,034  Goodrich (B F) Co                                                     46,876        61,523

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,233  Goodyear Tire & Rubber Co                                       $    248,777  $    249,320
      3,847  Grace (W R) & Co                                                     158,425       256,306
      2,084  Grainger (W W) Inc                                                   122,978       123,998
      1,572  Great Atlantic & Pacific Tea Co                                       39,036        44,606
      2,789  Great Lakes Chemical Corp                                            187,178       184,423
      5,435  Great Western Financial Corp                                          98,847       127,043
     39,806  GTE Corp                                                           1,405,021     1,457,895
      4,664  Halliburton Co                                                       169,515       197,637
      1,433  Handleman Co                                                          15,882        13,614
      3,170  Harcourt General Inc                                                 121,818       131,951
      1,201  Harland (John H) Co                                                   29,312        26,572
      1,942  Harnischfeger Industries Inc                                          47,673        71,369
      4,193  Harrah's Entertainment Inc+                                          125,645       133,652
      1,609  Harris Corp                                                           70,482        92,719
      3,562  Hasbro Inc                                                           124,208       115,320
      9,954  Heinz (H J) Co                                                       371,417       421,801
        996  Helmerich & Payne Inc                                                 30,214        28,511
      4,774  Hercules Inc                                                         170,292       265,554
      3,191  Hershey Foods Corp                                                   158,971       191,061
     20,938  Hewlett Packard Co                                                   914,822     1,675,040
      1,964  Hilton Hotels Corp                                                   108,592       130,606
     19,518  Home Depot Inc                                                       824,458       778,280
      5,645  Homestake Mining Co                                                  104,598        93,143
      5,284  Honeywell Inc                                                        188,547       231,175
      3,972  Household International Inc                                          152,161       222,929
      5,339  Houston Industries Inc                                               228,010       226,240
      4,672  Illinois Tool Works Inc                                              189,547       286,160
      4,755  Inco Ltd                                                             114,607       166,425
      4,325  Ingersoll-Rand Co                                                    152,563       163,809
      1,847  Inland Steel Industries Inc                                           56,692        50,562
     34,006  Intel Corp                                                         1,158,904     2,087,118
      1,779  Intergraph Corp+                                                      19,377        22,015
     23,883  International Business Machines Corp                               1,402,069     2,468,905
      4,601  International Flavors & Fragrances                                   190,500       220,273
      5,206  International Paper Co                                               357,643       426,241

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,098  Interpublic Group Cos Inc                                       $     99,068  $    120,435
      4,372  ITT Corp                                                             386,054       523,001
      3,279  James River Corp                                                      65,316       113,945
      1,967  Jefferson-Pilot Corp                                                 103,683       123,675
     26,498  Johnson & Johnson                                                  1,250,784     1,828,362
      1,641  Johnson Controls Inc                                                  87,536        99,896
      1,802  Jostens Inc                                                           34,891        43,248
     18,655  K Mart Corp                                                          359,395       254,174
      1,304  Kaufman & Broad Home Corp                                             23,074        17,441
      9,049  Kellogg Co                                                           499,744       610,808
      2,146  Kerr-McGee Corp                                                      107,754       118,030
      9,914  KeyCorp                                                              302,445       307,334
      6,588  Kimberly-Clark Corp                                                  337,973       420,809
      1,551  King World Productions+                                               59,288        58,938
      2,231  Knight-Ridder Inc                                                    122,026       125,494
      4,730  Kroger Co+                                                           107,894       154,316
     11,160  Laidlaw Inc Class B                                                   98,169       100,440
     12,039  Lilly (Eli) & Co                                                     683,977       985,693
     14,624  Limited Inc                                                          301,233       270,544
      3,931  Lincoln National Corp                                                167,795       169,033
      3,141  Liz Claiborne Inc                                                     63,750        71,458
      8,182  Lockheed Martin Corp                                                 380,633       498,079
      2,407  Loews Corp                                                           266,328       316,220
        885  Longs Drug Stores Corp                                                29,396        32,745
      3,435  Loral Corp                                                           123,685       188,066
      1,423  Louisiana Land & Exploration Co                                       60,605        54,430
      4,597  Louisiana-Pacific Corp                                               152,282       109,179
      6,494  Lowe's Co Inc                                                        183,426       215,926
      1,017  Luby's Cafeterias Inc                                                 23,355        20,213
      3,133  Mallinckrodt Group Inc                                               100,709       117,879
      2,522  Manor Care Inc                                                        63,444        81,650
      5,022  Marriott International                                               140,732       178,281
      2,970  Marsh & McLennan Companies Inc                                       251,989       244,654
      6,484  Masco Corp                                                           190,342       181,552
      9,058  Mattel Inc                                                           185,301       262,682

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     10,127  May Co Department Stores Co                                     $    405,084  $    429,132
      4,377  Maytag Corp                                                           73,340        67,844
      6,029  MBNA Corp                                                            146,556       214,030
      2,235  McDermott International Inc                                           62,235        50,846
     28,546  McDonald's Corp                                                      841,053     1,041,929
      4,867  McDonnell Douglas Corp                                               184,651       390,577
      2,003  McGraw-Hill Inc                                                      139,948       157,736
     27,764  MCI Communications                                                   676,758       668,071
      2,465  Mead Corp                                                            115,732       151,289
      4,676  Medtronic Inc                                                        208,147       441,298
      6,061  Mellon Bank Corp                                                     226,379       287,140
      4,357  Melville Corp                                                        177,397       145,415
      1,529  Mercantile Stores Co Inc                                              55,163        70,143
     50,753  Merck & Co Inc                                                     1,816,330     2,531,306
      1,192  Meredith Corp                                                         25,086        46,786
      7,208  Merrill Lynch & Co Inc                                               317,694       415,361
      8,440  Micron Technology Inc                                                190,544       648,825
     23,867  Microsoft Corp+                                                    1,388,610     2,207,698
      2,102  Millipore Corp                                                        42,892        73,307
     17,183  Minnesota Mining & Manufacturing Co                                  925,785       938,621
     16,284  Mobil Corp                                                         1,340,034     1,551,051
      4,795  Monsanto Co                                                          342,640       454,926
      4,095  Moore Corp Ltd                                                        77,799        85,483
      7,731  Morgan (J P) & Co Inc                                                529,883       563,397
      1,399  Morrison Knudsen Corp                                                 26,034        10,842
      5,998  Morton International Inc                                             174,276       194,935
     24,178  Motorola Inc                                                       1,243,274     1,807,306
        433  NACCO Industries Inc Class A                                          21,021        24,898
      2,819  Nalco Chemical Co                                                     96,912        98,665
      5,996  National City Corp                                                   164,519       178,381
      5,076  National Semiconductor+                                               90,512       143,397
      1,968  National Service Industries Inc                                       50,900        57,072
     11,261  NationsBank                                                          561,187       691,144
      3,072  Navistar International Corp+                                          61,910        39,936
      6,579  NBD Bancorp Inc                                                      208,478       235,199

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      4,062  New York Times Co Class A                                       $     98,822  $    101,042
      6,417  Newell Co                                                            132,765       160,425
      3,499  Newmont Mining Corp                                                  140,650       152,207
      5,854  Niagara Mohawk Power Corp                                            114,667        70,248
      2,078  NICOR Inc                                                             56,753        53,249
      3,034  Nike Inc Class B                                                     179,511       281,024
      4,867  NorAm Energy Corp                                                     36,449        34,677
      3,394  Nordstrom Inc                                                        123,807       140,003
      5,504  Norfolk Southern Corp                                                369,182       389,408
      2,741  Northern States Power Co                                             121,903       116,835
     10,337  Northern Telecom Ltd                                                 313,537       379,885
      2,062  Northrop Grumman Corp                                                 82,504       125,524
     13,270  Norwest Corp                                                         343,487       399,759
     14,970  Novell Inc+                                                          288,523       269,460
      3,579  Nucor Corp                                                           194,631       175,371
     17,463  NYNEX Corp                                                           733,553       785,835
     13,029  Occidental Petroleum Corp                                            263,337       283,381
      1,965  Ogden Corp                                                            43,814        45,686
      6,238  Ohio Edison Co                                                       139,705       134,897
      1,106  ONEOK Inc                                                             21,649        24,194
     17,674  Oracle Systems Corp+                                                 419,076       709,169
      4,017  Oryx Energy Co+                                                       75,105        54,230
        863  Outboard Marine Corp                                                  16,845        18,447
      2,024  Owens Corning Fiberglass+                                             79,914        79,442
      1,590  PACCAR Inc                                                            80,922        78,705
      3,354  Pacific Enterprises                                                   82,992        80,496
     17,719  Pacific Gas & Electric Co                                            554,974       509,421
     17,323  Pacific Telesis Group                                                540,336       491,540
     11,582  PacifiCorp                                                           221,024       209,924
      4,671  Pall Corp                                                             89,177       102,178
      6,116  Panhandle Eastern Corp                                               138,902       152,900
      2,989  Parker Hannifin Corp                                                  75,222       118,439
      8,993  PECO Energy Co                                                       262,634       239,439
      9,475  Penney (J C) Co Inc                                                  448,720       428,744
      1,895  Pennzoil Co                                                          107,468        83,380

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      1,470  Peoples Energy Corp                                             $     42,619  $     40,058
      2,495  Pep Boys-Manny Moe & Jack                                             69,616        68,613
     32,339  Pepsico Inc                                                        1,241,983     1,463,340
      1,708  Perkin-Elmer Corp                                                     54,607        58,286
     25,924  Pfizer Inc                                                           900,451     1,279,998
      2,862  Phelps Dodge Corp                                                    141,472       181,379
     34,702  Philip Morris Co Inc                                               1,902,551     2,589,637
     10,674  Phillips Petroleum Co                                                353,030       350,908
      3,506  Pioneer Hi Bred International Inc                                    126,603       150,758
      6,383  Pitney Bowes Inc                                                     246,767       259,309
      1,662  Pittston Services Group                                               40,640        42,173
      9,791  Placer Dome Inc                                                      216,445       255,790
      9,562  PNC Bank Corp                                                        269,277       251,003
      1,948  Polaroid Corp                                                         68,757        84,982
      1,217  Potlatch Corp                                                         51,063        48,224
      8,532  PPG Industries Inc                                                   307,809       364,743
      5,564  Praxair Inc                                                          101,532       144,664
      2,604  Premark International Inc                                             96,920       136,385
      7,844  Price/Costco Inc+                                                    136,636       132,368
     28,202  Procter & Gamble Co                                                1,592,188     1,956,514
      3,939  Providian Corp                                                       150,000       151,159
     10,024  Public Services Enterprise Group                                     316,741       275,660
      1,067  Pulte Corp                                                            33,476        28,809
      5,432  Quaker Oats Co                                                       186,391       188,762
      4,097  Ralston-Purina Group                                                 161,171       213,044
      1,795  Raychem Corp                                                          70,105        78,756
      5,036  Raytheon Co                                                          327,297       407,287
      3,315  Reebok International Ltd                                              98,056       117,683
      2,137  Republic New York Corp                                               125,130       120,206
      2,593  Reynolds Metals Co                                                   124,877       154,932
      3,433  Rite Aid Corp                                                         67,786        96,124
      1,603  Roadway Services Inc                                                  93,079        88,165
      8,836  Rockwell International Corp                                          325,942       395,411
      2,788  Rohm & Haas Co                                                       153,931       166,583
      3,320  Rowan Co Inc+                                                         28,384        26,975

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     22,030  Royal Dutch Petroleum Co                                        $  2,357,183  $  2,627,078
      6,567  Rubbermaid Inc                                                       212,579       195,368
      1,586  Russell Corp                                                          45,343        43,615
      2,198  Ryan's Family Steak House+                                            17,596        16,485
      3,161  Ryder System Inc                                                      78,172        76,654
      2,569  SAFECO Corp                                                          149,102       166,022
      2,320  Safety-Kleen Corp                                                     36,184        31,320
      4,288  Salomon Inc                                                          189,041       164,552
      3,571  Santa Fe Energy Resources Inc+                                        34,823        33,925
      6,139  Santa Fe Pacific Corp                                                110,960       174,194
      5,343  Santa Fe Pacific Gold Corp                                            76,224        64,784
     19,536  Sara Lee Corp                                                        503,479       542,124
     24,947  SBC Communication Inc                                              1,072,239     1,262,942
     18,201  SCEcorp                                                              364,029       302,592
     15,534  Schering-Plough Corp                                                 527,979       724,273
      9,897  Schlumberger Ltd                                                     605,816       638,357
      3,070  Scientific-Atlanta Inc                                                57,463        61,400
      6,116  Scott Paper Co                                                       157,919       283,630
     15,180  Seagram Co Ltd                                                       438,117       561,660
     15,862  Sears Roebuck & Co                                                   446,660       513,532
      3,895  Service Corp International                                           102,848       136,325
        949  Shared Medical System Corp                                            25,548        34,994
      5,314  Shawmut National Corp                                                124,407       172,041
      3,543  Sherwin Williams Co                                                  120,887       127,105
      1,688  Shoney's Inc+                                                         30,692        19,623
      2,081  Sigma Aldrich Corp                                                    77,330        99,888
      6,489  Silicon Graphics Inc+                                                221,934       274,160
      1,773  Snap-On Inc                                                           68,191        72,693
      3,537  Sonat Inc                                                            112,544       112,300
     27,276  Southern Co                                                          583,502       576,206
      5,776  Southwest Airlines Co                                                145,529       149,454
        709  Springs Industries Inc Class A                                        25,883        30,576
     14,293  Sprint Corp                                                          485,181       507,402
      1,897  St Jude Medical Inc+                                                  64,223       113,109
      3,482  St Paul Co Inc                                                       158,902       188,899

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      1,850  Stanley Works                                                   $     76,188  $     81,863
      3,669  Stone Container Corp+                                                 52,493        79,801
      2,010  Stride Rite Corp                                                      28,716        22,613
      3,094  Sun Co Inc                                                            90,443        82,378
      3,909  Sun Microsystems Inc+                                                109,235       226,233
      4,839  SunTrust Banks Inc                                                   227,612       296,994
      2,902  Super Value Inc                                                       92,712        85,972
      7,473  Sysco Corp                                                           205,537       214,849
      4,677  Tandem Computers Inc+                                                 60,368        57,293
      3,005  Tandy Corp                                                           123,452       186,686
      1,249  Tektronix Inc                                                         36,426        56,986
     26,737  Tele-Communication Inc Class A+                                      484,531       494,635
      2,276  Teledyne Inc                                                          53,874        54,391
      3,584  Tellabs Inc+                                                         171,989       167,552
      2,263  Temple-Inland Inc                                                    100,848       117,110
      8,197  Tenet Healthcare Corp+                                               112,493       130,127
      7,677  Tenneco Inc                                                          380,533       372,335
     10,638  Texaco Inc                                                           692,746       688,811
      7,696  Texas Instruments Inc                                                296,035       576,238
      9,267  Texas Utilities Co                                                   377,787       322,028
      3,569  Textron Inc                                                          199,118       244,477
        824  Thomas & Betts Corp                                                   52,540        55,620
     15,550  Time Warner Inc                                                      618,654       655,044
      5,126  Times Mirror Co Class A                                              110,730       156,984
      1,266  Timken Co                                                             42,561        57,128
      2,952  TJX Companies Inc                                                     70,430        36,900
      2,914  Torchmark Corp                                                       139,930       116,560
     11,501  Toys R Us Inc+                                                       396,403       299,026
      2,887  Transamerica Corp                                                    164,378       196,316
     13,110  Travelers Inc                                                        528,881       629,280
      2,688  Tribune Co                                                           146,909       180,096
      1,163  Trinova Corp                                                          34,620        42,740
      2,615  TRW Inc                                                              174,766       203,643
      3,140  Tyco International Inc                                               152,942       185,653
      3,976  U.S. Bancorp                                                         102,011       113,813

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,552  U.S. Healthcare Inc                                             $    296,202  $    209,664
        951  U.S. Life Corp                                                        37,139        41,012
     19,276  U.S. West Inc                                                        851,392       838,506
      8,746  Unicom Corp                                                          242,316       245,981
      6,545  Unilever NV                                                          741,204       809,126
      2,850  Union Camp Corp                                                      132,158       162,094
      6,111  Union Carbide Corp                                                   145,909       216,941
      4,156  Union Electric Co                                                    165,260       148,058
      8,441  Union Pacific Corp                                                   500,970       552,886
      6,978  Unisys Corp+                                                          74,477        55,824
      7,097  United Healthcare Corp                                               327,917       299,848
      2,271  United States Surgical                                                51,194        57,627
      5,117  United Technologies Corp                                             315,461       426,630
      9,910  Unocal Corp                                                          283,802       288,629
      3,014  UNUM Corp                                                            158,409       144,672
      7,095  Upjohn Co                                                            218,776       300,651
      2,461  USAir Group Inc+                                                      26,527        19,996
      4,507  USF & G Corp                                                          68,301        81,689
      8,230  UST Inc                                                              231,333       224,268
     12,104  USX - Marathon Group                                                 223,069       249,645
      3,330  USX - US Steel Group                                                 115,397       109,058
      1,728  Varity Corp+                                                          67,190        78,624
      2,627  VF Corp                                                              121,839       143,828
     14,789  Viacom Inc Class B+                                                  603,504       719,115
      6,978  Wachovia Corp                                                        256,665       277,376
     94,304  Wal Mart Stores Inc                                                2,371,527     2,322,236
     10,122  Walgreen Co                                                          211,605       247,989
      5,493  Warner Lambert Co                                                    395,295       496,430
      2,176  Wells Fargo & Co                                                     296,573       405,552
      4,139  Wendy's International Inc                                             65,289        81,228
      2,114  Western Atlas Inc+                                                    84,819        95,923
     14,528  Westinghouse Electric Corp                                           207,069       197,944
      2,764  Westvaco Corp                                                         99,950       121,962
      8,431  Weyerhaeuser Co                                                      344,223       387,826
      3,076  Whirlpool Corp                                                       181,851       167,642

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      4,252  Whitman Corp                                                    $     68,335  $     85,040
      2,258  Willamette Industries Inc                                            154,592       155,238
      4,154  Williams Co Inc                                                      126,405       152,140
      3,075  Winn-Dixie Stores Inc                                                172,956       182,963
     19,794  WMX Technologies Inc                                                 557,193       581,449
      5,336  Woolworth Corp                                                       113,480        71,369
      3,673  Worthington Industries Inc                                            72,715        73,460
      4,768  Wrigley (Wm) Jr Co                                                   212,312       215,104
      4,407  Xerox Corp                                                           402,527       532,145
      1,092  Yellow Corp                                                           23,599        15,425
      1,782  Zenith Electronic Corp+                                               15,611        15,147
        528  Zurn Industries Inc                                                   13,253        11,550
                                                                             ------------  ------------

             TOTAL COMMON STOCKS                                             $142,811,635  $169,747,960

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 20.22%
$ 3,300,000  U.S. Treasury Bonds                                  6.25 %        08/15/23   $  3,093,750
  2,250,000  U.S. Treasury Bonds                                  7.13          02/15/23      2,351,950
  6,200,000  U.S. Treasury Bonds                                  7.25          05/15/16      6,535,178
  1,900,000  U.S. Treasury Bonds                                  7.25          08/15/22      2,009,843
  2,050,000  U.S. Treasury Bonds                                  7.50          11/15/24      2,247,313
  1,750,000  U.S. Treasury Bonds                                  7.63          11/15/22      1,937,031
  2,700,000  U.S. Treasury Bonds                                  7.63          02/15/25      3,011,340
  2,500,000  U.S. Treasury Bonds                                  7.88          02/15/21      2,822,653
  5,600,000  U.S. Treasury Bonds                                  8.00          11/15/21      6,424,242
  3,100,000  U.S. Treasury Bonds                                  8.13          08/15/19      3,582,438
  3,450,000  U.S. Treasury Bonds                                  8.13          05/15/21      4,000,917
  1,500,000  U.S. Treasury Bonds                                  8.13          08/15/21      1,742,813
  2,300,000  U.S. Treasury Bonds                                  8.50          02/15/20      2,762,875
  5,200,000  U.S. Treasury Bonds                                  8.75          05/15/17      6,353,750
  6,300,000  U.S. Treasury Bonds                                  8.75          08/15/20      7,764,750
  3,400,000  U.S. Treasury Bonds                                  8.88          02/15/19      4,221,307
  1,500,000  U.S. Treasury Bonds                                  9.00          11/15/18      1,884,375
  1,700,000  U.S. Treasury Bonds                                  9.13          05/15/18      2,155,813
  1,800,000  U.S. Treasury Bonds                                  9.25          02/15/16      2,292,750
  1,500,000  U.S. Treasury Bonds                                  9.88          11/15/15      2,012,342
                                                                                           ------------

             TOTAL U.S. TREASURY SECURITIES                                                $ 69,207,430
             (Cost $61,940,998)

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 30.02%
$ 1,157,000  U.S. Treasury Bills                                  5.20 %        09/28/95   $  1,152,308
    876,000  U.S. Treasury Bills                                  5.34          09/07/95        875,125
 24,463,000  U.S. Treasury Bills                                  5.37          10/05/95     24,338,764
  1,661,000  U.S. Treasury Bills                                  5.38          10/12/95      1,650,877
  2,470,000  U.S. Treasury Bills                                  5.39          10/19/95      2,452,439
  3,950,000  U.S. Treasury Bills                                  5.40          11/02/95      3,913,940
  1,570,000  U.S. Treasury Bills                                  5.41          11/09/95      1,554,050
  6,559,000  U.S. Treasury Bills                                  5.41          11/16/95      6,485,467
 60,612,000  U.S. Treasury Bills                                  5.42          11/24/95     59,863,805
    455,000  U.S. Treasury Bills                                  5.54          09/21/95        453,629
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $102,740,404
             (Cost $102,736,329)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $307,488,962)*                                     99.84%              $341,695,794
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.16                    561,195
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $342,256,989
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  37,399,052
Gross Unrealized Depreciation      (3,192,220)
                                -------------

NET UNREALIZED APPRECIATION     $  34,206,832
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 23.80%
             BANK & FINANCE - 5.78%
$   500,000  American Express Co                                  8.63 %        05/15/22   $    538,997
    500,000  BankAmerica Corp                                     7.20          04/15/06        504,375
    750,000  Chrysler Financial Corp                              5.38          10/15/98        727,175
  1,500,000  CIT Group Holdings                                   6.63          06/15/05      1,468,437
  1,000,000  Commercial Credit Corp                               8.70          06/15/10      1,170,053
    500,000  First Union Corp                                     6.63          07/15/05        486,215
    500,000  General Electric Capital Corp                        8.75          05/21/07        577,319
    500,000  International Lease Finance                          7.90          10/01/96        508,484
    500,000  Lehman Brothers Inc                                  9.88          10/15/00        553,790
    500,000  NationsBank Corp                                     6.88          02/15/05        493,124
                                                                                           ------------

                                                                                           $  7,027,969

             INDUSTRIALS - 8.78%
$   500,000  Anheuser Busch Co                                    8.75 %        12/01/99   $    543,549
    500,000  Archer-Daniels-Midland Co                            8.38          04/15/17        555,400
    500,000  Caterpillar Inc                                      8.00          02/15/23        523,199
    500,000  Dow Chemical Co                                      8.63          04/01/06        565,555
    500,000  DuPont (El) De Nemours                               6.00          12/01/01        483,165
  1,000,000  Eastman Chemicals Co                                 6.38          01/15/04        967,022
    500,000  Ford Capital BV                                      9.00          08/15/98        533,477
    500,000  Ford Motor Co                                        8.88          04/01/06        569,219
    750,000  Ford Motor Credit Corp                               7.75          10/01/99        780,989
    750,000  General Motors Corp                                  8.13          04/15/16        754,955
    500,000  Hertz Corp                                           6.38          10/15/05        478,494
    500,000  Hertz Corp                                           6.50          04/01/00        494,733
    500,000  International Business Machines                      6.38          06/15/00        497,558
    500,000  Kmart Corp                                          12.50          03/01/05        660,099
    500,000  PepsiCo Inc                                          7.00          11/15/96        504,701
    500,000  Philip Morris Co                                     7.13          10/01/04        499,575
    500,000  Seagram (J) & Sons                                   9.75          06/15/00        514,988
    750,000  Weyerhaeuser Co                                      7.50          03/01/13        766,308
                                                                                           ------------

                                                                                           $ 10,692,986

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             INTERNATIONAL AGENCIES - 0.38%
$   500,000  International Bank of Reconstruction &
               Development                                        5.25 %        09/16/03   $    466,358

             TELECOMMUNICATIONS - 1.37%
$   750,000  GTE North Inc                                        6.00 %        01/15/04   $    714,229
    500,000  New York Telephone Co                                5.88          09/01/03        468,990
    500,000  Southwestern Bell Telephone Co                       6.75          06/01/08        486,348
                                                                                           ------------

                                                                                           $  1,669,567

             UTILITIES - 3.65%
$   500,000  Alabama Power Co                                     8.50 %        05/01/22   $    516,543
    500,000  Hydro-Quebec                                         8.50          12/01/29        539,055
    500,000  Pennsylvania Power & Light Co                        7.75          05/01/02        519,571
    750,000  Philadelphia Electric Co                             8.75          04/01/22        802,142
    500,000  Public Service Electric & Gas Co                     6.13          08/01/02        480,443
    500,000  Public Service Electric & Gas Co                     8.75          11/01/21        525,440
    500,000  Victoria (Province of) Public Authority              8.45          10/01/01        544,829
    500,000  Virginia Electric & Power Co                         7.38          07/01/02        518,024
                                                                                           ------------

                                                                                           $  4,446,047

             YANKEE BONDS - 3.84%
$   500,000  African Development Bank                             7.75 %        12/15/01   $    528,029
    500,000  Finland (Republic of)                                7.88          07/28/04        538,492
    500,000  Hanson Overseas BV                                   7.38          01/15/03        511,728
    500,000  Italy (Republic of)                                  6.00          09/27/03        468,988
    500,000  Matsushita Electric Industry Co                      7.25          08/01/02        515,511
    750,000  Ontario (Province of)                                7.63          06/22/04        788,804
    500,000  Quebec (Province of)                                11.00          06/15/15        587,355
    750,000  Sweden (Kingdom of)                                  6.50          03/04/03        739,107
                                                                                           ------------

                                                                                           $  4,678,014

             TOTAL CORPORATE BONDS & NOTES                                                 $ 28,980,941
             (Cost $27,706,349)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 8.87%
             FEDERAL AGENCY - OTHER - 4.11%
$   800,000  Federal Home Loan Mortgage Corp                      7.13 %        07/21/99   $    825,986
    300,000  Resolution Funding Corp                              8.88          04/15/30        379,549
    500,000  Resolution Funding Corp                              9.38          10/15/20        647,374
    500,000  Tennessee Valley Authority                           4.60          12/15/96        489,935
  1,000,000  Tennessee Valley Authority                           6.13          07/15/03        960,496
    200,000  Tennessee Valley Authority                           7.75          12/15/22        200,189
    100,000  Tennessee Valley Authority                           8.25          04/15/42        108,138
  1,000,000  Tennessee Valley Authority                           8.38          10/01/99      1,072,657
    300,000  Tennessee Valley Authority                           8.63          11/15/29        321,032
                                                                                           ------------

                                                                                           $  5,005,356

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.76%
$   300,000  Federal National Mortgage Assoc                      5.25 %        05/13/98   $    292,332
    400,000  Federal National Mortgage Assoc                      5.30          12/10/98        388,172
    500,000  Federal National Mortgage Assoc                      6.30          12/11/97        500,568
  1,000,000  Federal National Mortgage Assoc                      6.95          09/10/02      1,000,519
    500,000  Federal National Mortgage Assoc                      7.55          04/22/02        528,446
    200,000  Federal National Mortgage Assoc                      7.55          06/10/04        204,424
  1,000,000  Federal National Mortgage Assoc                      7.60          01/10/97      1,021,245
    500,000  Federal National Mortgage Assoc                      7.90          04/10/02        511,545
  1,000,000  Federal National Mortgage Assoc                      8.25          12/18/00      1,092,160
  1,000,000  Federal National Mortgage Assoc                      8.54 (F)      07/15/14        261,349
                                                                                           ------------

                                                                                           $  5,800,760

             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 10,806,116
             (Cost $10,373,181)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 65.83%
             U.S. TREASURY BONDS - 18.90%
$ 1,800,000  U.S. Treasury Bonds                                  6.25 %        05/31/00   $  1,812,375
  1,000,000  U.S. Treasury Bonds                                  7.25          08/15/22      1,057,812
  2,000,000  U.S. Treasury Bonds                                  7.50          11/15/16      2,162,500
  1,500,000  U.S. Treasury Bonds                                  7.63          11/15/22      1,660,313
    400,000  U.S. Treasury Bonds                                  7.63          02/15/25        446,124
  2,000,000  U.S. Treasury Bonds                                  7.88          02/15/21      2,258,122
  1,450,000  U.S. Treasury Bonds                                  8.13          08/15/19      1,675,656
  2,100,000  U.S. Treasury Bonds                                  8.13          08/15/21      2,439,938
    375,000  U.S. Treasury Bonds                                  8.75          11/15/08        428,672
  1,900,000  U.S. Treasury Bonds                                  8.75          08/15/20      2,341,750
    500,000  U.S. Treasury Bonds                                  9.13          05/15/09        586,406
    250,000  U.S. Treasury Bonds                                 10.63          08/15/15        356,015
  1,290,000  U.S. Treasury Bonds                                 11.13          08/15/03      1,673,775
  2,600,000  U.S. Treasury Bonds                                 12.00          08/15/13      3,800,875
    190,000  U.S. Treasury Bonds                                 13.88          05/15/11        296,400
                                                                                           ------------

                                                                                           $ 22,996,733

             U.S. TREASURY NOTES - 46.93%
$ 1,000,000  U.S. Treasury Notes                                  4.38 %        08/15/96   $    988,125
  2,000,000  U.S. Treasury Notes                                  4.75          09/30/98      1,932,500
  2,500,000  U.S. Treasury Notes                                  4.75          10/31/98      2,410,938
    500,000  U.S. Treasury Notes                                  5.00          01/31/99        484,375
  3,500,000  U.S. Treasury Notes                                  5.50          07/31/97      3,479,214
    300,000  U.S. Treasury Notes                                  5.75          08/15/03        289,781
  2,000,000  U.S. Treasury Notes                                  5.88          02/15/04      1,942,500
  3,000,000  U.S. Treasury Notes                                  6.00          12/31/97      3,008,433
  1,000,000  U.S. Treasury Notes                                  6.00          10/15/99        999,061
  1,600,000  U.S. Treasury Notes                                  6.25          08/31/96      1,607,498
  1,400,000  U.S. Treasury Notes                                  6.25          02/15/03      1,398,250
  2,600,000  U.S. Treasury Notes                                  6.38          06/30/97      2,626,000
  2,950,000  U.S. Treasury Notes                                  6.38          01/15/99      2,984,105
  2,300,000  U.S. Treasury Notes                                  6.38          08/15/02      2,320,125
  1,700,000  U.S. Treasury Notes                                  6.50          09/30/96      1,713,813

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
$ 1,000,000  U.S. Treasury Notes                                  6.50 %        08/15/97   $  1,011,875
  1,000,000  U.S. Treasury Notes                                  6.50          05/15/05      1,012,811
  3,700,000  U.S. Treasury Notes                                  6.75          02/28/97      3,752,026
  2,800,000  U.S. Treasury Notes                                  6.88          10/31/96      2,835,000
    600,000  U.S. Treasury Notes                                  6.88          02/28/97        609,187
  1,200,000  U.S. Treasury Notes                                  6.88          08/31/99      1,233,750
    400,000  U.S. Treasury Notes                                  7.13          09/30/99        415,125
  2,500,000  U.S. Treasury Notes                                  7.13          02/29/00      2,601,563
  1,600,000  U.S. Treasury Notes                                  7.25          11/15/96      1,627,498
    600,000  U.S. Treasury Notes                                  7.25          02/15/98        618,000
    800,000  U.S. Treasury Notes                                  7.25          08/15/04        848,500
  1,300,000  U.S. Treasury Notes                                  7.38          11/15/97      1,339,404
  1,800,000  U.S. Treasury Notes                                  7.50          11/15/01      1,921,500
    500,000  U.S. Treasury Notes                                  7.50          02/15/05        540,313
  1,400,000  U.S. Treasury Notes                                  7.75          11/30/99      1,486,625
    900,000  U.S. Treasury Notes                                  8.75          08/15/00      1,000,967
  2,200,000  U.S. Treasury Notes                                  9.00          05/15/98      2,365,684
  3,400,000  U.S. Treasury Notes                                  9.13          05/15/99      3,743,182
                                                                                           ------------

                                                                                           $ 57,147,728

             TOTAL U.S. TREASURY SECURITIES                                                $ 80,144,461
             (Cost $78,368,403)

             SHORT-TERM INSTRUMENTS - 0.73%
             U.S. TREASURY BILLS - 0.73%
$   198,000  U.S. Treasury Bills                                  5.38 %(F)     10/12/95   $    196,793
    196,000  U.S. Treasury Bills                                  5.41 (F)      11/09/95        194,009
    205,000  U.S. Treasury Bills                                  5.41 (F)      11/16/95        202,702
    298,000  U.S. Treasury Bills                                  5.42 (F)      11/24/95        294,307
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $    887,811
             (Cost $887,738)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $117,335,671)*                                     99.23%              $120,819,329
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         0.77                    940,688
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $121,760,017
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   4,025,279
Gross Unrealized Depreciation        (541,621)
                                -------------

NET UNREALIZED APPRECIATION     $   3,483,658
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 84.14%
             AUTOMOBILE & RELATED - 0.30%
     11,900  Wabash National Corp                                            $    400,613  $    434,350

             BASIC INDUSTRIES - 1.13%
     28,500  Minerals Technologies Inc                                       $    906,587  $  1,033,125
     20,000  N-Viro International Corp+                                            27,500        17,500
     15,000  OM Group Inc                                                         382,875       450,000
     70,000  Quadrax Corp+                                                        257,751       126,875
                                                                             ------------  ------------

                                                                             $  1,574,713  $  1,627,500

             BIOTECHNOLOGY - 0.50%
      6,500  Cell Genesys Inc+                                               $     33,513  $     43,875
     10,000  Immunex Corp+                                                        163,125       155,000
     15,000  Lifecore Biomedical Inc+                                             131,375       191,250
     22,000  Liposome Co Inc                                                      234,532       327,250
                                                                             ------------  ------------

                                                                             $    562,545  $    717,375

             BUILDING MATERIALS & SERVICES - 0.65%
     40,000  J Ray McDermott SA+                                             $    835,592  $    940,000

             COMPUTER SOFTWARE - 13.48%
     57,000  Acclaim Entertainment Inc+                                      $  1,379,842  $  1,439,250
     13,500  ArcSys Inc+                                                          327,750       540,000
      5,000  BDM International Inc                                                 92,500       125,625
     18,716  First Data Corp                                                    1,257,311     1,092,547
      4,000  Harbinger Corp+                                                       48,000        58,000
     10,000  HCIA Inc+                                                            285,000       280,000
     48,200  IKOS Systems Inc+                                                    420,450       548,275
     55,000  Imnet Systems Inc+                                                   856,125     1,017,500
     16,000  Mercury Interactive Corp+                                            380,000       362,000
     37,700  Metatec Corp Class A+                                                362,088       523,088
     11,000  Microsoft Corp+                                                      666,750     1,017,500
     44,500  NETCOM On-Line Communication Services Inc+                         1,100,531     1,663,188

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     30,000  Open Environment Corp+                                          $    587,500  $    570,000
     40,000  Oracle Systems Corp+                                               1,364,938     1,605,000
     75,000  Rational Software Corp+                                              921,875     1,153,125
    112,500  Sanctuary Woods Multimedia+                                          651,623       745,313
     16,500  Seventh Level Inc+                                                    82,500       292,875
     10,000  Sierra On-Line Inc+                                                  197,500       390,000
     18,000  Summit Medical System Inc+                                           170,625       279,000
     25,000  Syncronys Softcorp+                                                  337,500       656,250
     29,000  Synopsys Inc+                                                      1,373,689     1,682,000
     85,000  Veritas Software Corp+                                             1,695,415     2,167,500
     57,500  Viasoft Inc+                                                         648,987       603,750
     20,000  VideoServer Inc+                                                     781,950       702,500
                                                                             ------------  ------------

                                                                             $ 15,990,449  $ 19,514,286

             COMPUTER SYSTEMS - 9.17%
     20,000  3Com Corp+                                                      $    750,516  $    780,000
     70,000  Adaptec Inc+                                                       1,667,397     2,975,000
     59,500  Cisco Systems Inc+                                                 1,706,625     3,904,688
     48,000  Komag Inc+                                                         1,327,875     2,988,000
     20,000  Quantum Corp+                                                        522,876       480,000
     60,000  Solectron Corp+                                                    1,466,178     2,130,000
                                                                             ------------  ------------

                                                                             $  7,441,467  $ 13,257,688

             ELECTRICAL EQUIPMENT - 3.91%
      6,500  Belden Inc                                                      $    156,332  $    180,375
      9,500  Computational Systems Inc+                                           128,125       147,250
      3,000  Innovex Inc                                                           66,803        69,375
     57,000  Integrated Device Technology Inc+                                  2,111,188     3,284,625
     75,000  Interlink Electronics Inc+                                           375,000       759,375
     35,000  Power (R F) Products Inc                                             233,780       266,875
     30,000  Uniphase Corp+                                                       532,500       948,750
                                                                             ------------  ------------

                                                                             $  3,603,728  $  5,656,625

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             ELECTRONIC SEMICONDUCTORS - 4.73%
      5,500  Clare (C P) Corp+                                               $     88,000  $    132,000
    105,000  Genus Inc+                                                         1,469,111     1,443,750
     34,000  Intel Corp                                                         1,245,375     2,086,750
     40,000  Lattice Semiconductor Corp+                                        1,246,710     1,315,000
     20,000  Microsemi Corp+                                                      251,250       255,000
     32,000  OnTrak Systems Inc+                                                  881,554       860,000
     30,000  Semtech Corp+                                                        516,250       750,000
                                                                             ------------  ------------

                                                                             $  5,698,250  $  6,842,500

             ENERGY & RELATED - 3.25%
     30,000  Anadarko Petroleum Corp                                         $  1,395,765  $  1,432,500
     35,000  Ensco International Inc+                                             582,801       630,000
     50,000  Global Marine Inc+                                                   246,750       337,500
     35,000  KCS Energy                                                           714,087       507,500
     20,000  Sonat Offshore Drilling Co                                           657,600       685,000
     20,000  Tosco Corp                                                           723,139       642,500
     22,500  Trigen Energy Corp                                                   395,548       469,688
                                                                             ------------  ------------

                                                                             $  4,715,690  $  4,704,688

             ENTERTAINMENT - 5.49%
     44,500  Anchor Gaming+                                                  $    757,390  $  1,168,125
     72,000  Children's Discovery Centers of America Inc+                       1,075,166       972,000
     48,000  Circus Circus Entertainment Inc+                                   1,625,881     1,572,000
     35,000  Mirage Resorts Inc+                                                  751,190     1,203,125
     44,000  Regal Cinemas Inc+                                                 1,060,178     1,496,000
     80,800  Sports Club Inc+                                                     622,853       368,650
     60,000  Station Casino Inc+                                                  997,110     1,162,500
                                                                             ------------  ------------

                                                                             $  6,889,768  $  7,942,400

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             ENVIRONMENTAL CONTROL - 2.53%
    100,000  Molten Metal Technology Inc+                                    $  1,944,916  $  2,225,000
     45,000  Sanifill Inc+                                                      1,248,096     1,434,375
                                                                             ------------  ------------

                                                                             $  3,193,012  $  3,659,375

             FINANCE & RELATED - 3.62%
     35,000  Cole Taylor Financial Group Inc                                 $    723,235  $    805,000
     45,000  Countrywide Credit Industries Inc                                    895,700       990,000
    129,500  Envoy (New) Corp+                                                    633,367     1,359,750
      9,000  FelCor Suite Hotels Inc                                              226,000       247,500
      2,500  First Financial Management Corp+                                     179,833       225,313
     20,000  NHP Inc+                                                             252,500       260,000
     25,000  Student Loan Marketing Assoc                                         947,210     1,353,125
                                                                             ------------  ------------

                                                                             $  3,857,845  $  5,240,688

             FOOD & RELATED - 2.74%
     40,000  Coca-Cola Femsa SA ADR                                          $  1,013,683  $    925,000
     29,000  General Nutrition Co Inc+                                            764,250     1,210,750
     20,000  Heinz (H J) Co                                                       864,076       847,500
     80,000  Whole Foods Market Inc+                                            1,210,630       975,000
                                                                             ------------  ------------

                                                                             $  3,852,639  $  3,958,250

             GENERAL BUSINESS & RELATED - 0.85%
     20,000  Action Performance Co Inc+                                      $    281,250  $    322,500
     30,000  La Quinta Inns Inc                                                   863,948       900,000
                                                                             ------------  ------------

                                                                             $  1,145,198  $  1,222,500

             HEALTHCARE - 9.59%
     10,000  American Oncology Resources Inc+                                $    210,000  $    377,500
     52,500  Coram Healthcare+                                                    911,861       255,938
     75,000  Genesis Health Ventures Inc+                                       1,905,675     2,371,875
    115,000  Healthsouth Corp+                                                  2,241,055     2,716,875

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     57,500  Mid Atlantic Medical Services+                                  $  1,164,770  $  1,070,938
     65,000  Physician Corp of America+                                         1,082,640     1,040,000
     60,000  Renal Treatment Centers+                                           1,178,875     1,950,000
     65,000  Value Health Inc+                                                  2,409,123     2,250,625
     49,000  Vencor Inc+                                                        1,532,047     1,451,625
    120,000  Work Recovery Inc+                                                   452,036       382,500
                                                                             ------------  ------------

                                                                             $ 13,088,082  $ 13,867,876

             HOSPITAL & MEDICAL SUPPLIES - 2.88%
     50,000  Angeion Corp+                                                   $    118,750  $    387,500
     80,000  Bioject Medical Technologies+                                        306,665       170,000
     65,000  Endosonics Corp+                                                     578,190       739,375
     63,500  Heart Technology Inc+                                              1,424,381     1,730,375
     50,000  Sola International Inc+                                              997,890     1,143,750
                                                                             ------------  ------------

                                                                             $  3,425,876  $  4,171,000

             MANUFACTURING PROCESSING - 2.15%
     80,000  Lydall Inc+                                                     $  1,246,357  $  1,910,000
     54,500  Pall Corp                                                          1,260,075     1,192,188
                                                                             ------------  ------------

                                                                             $  2,506,432  $  3,102,188

             PHARMACEUTICALS - 1.69%
     25,000  Astra AB ADR Class A+                                           $    834,375  $    828,750
     20,000  Genzyme Corp - General Division+                                     850,000     1,117,500
     75,000  Seragen Inc+                                                         514,332       496,875
                                                                             ------------  ------------

                                                                             $  2,198,707  $  2,443,125

             PUBLISHING & MEDIA - 0.28%
     10,000  Edmark Corp+                                                    $    377,500  $    400,000

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
             RETAIL STORES - 2.22%
     45,000  Barnes & Noble+                                                 $  1,279,194  $  1,760,625
     15,000  Claire's Stores Inc                                                  277,334       324,375
     32,000  Pacific Sunwear of California+                                       442,375       208,000
     30,000  PetSmart Inc+                                                        812,230       911,250
                                                                             ------------  ------------

                                                                             $  2,811,133  $  3,204,250

             TELECOMMUNICATIONS - 10.56%
     55,000  California Microwave Inc+                                       $  1,634,563  $  1,443,750
     45,000  DSC Communications Corp+                                           1,846,563     2,362,500
     46,000  DSP Communications Inc+                                              610,290     1,173,000
     60,000  Geotek Communications Inc+                                           524,695       468,750
     45,000  Harmonic Lightwaves Inc+                                             827,657       680,625
     60,000  LCI International Inc+                                             1,285,963     2,392,500
     38,000  Natural Microsystems Corp+                                           849,551       940,500
     50,000  Nokia Corp ADR Class A                                             1,829,750     3,468,750
     46,500  Paging Network Inc+                                                1,320,007     1,836,750
     15,000  WorldCom Inc+                                                        453,750       505,313
                                                                             ------------  ------------

                                                                             $ 11,182,789  $ 15,272,438

             TRANSPORTATION - 2.42%
     30,000  Atlantic Coast Airlines Inc+                                    $    167,813  $    228,750
     30,000  Greenbrier Companies Inc                                             475,638       390,000
     77,500  Landair Services Inc+                                              1,403,448     1,065,625
     70,000  Southwest Airlines Co                                              1,769,155     1,811,250
                                                                             ------------  ------------

                                                                             $  3,816,054  $  3,495,625

             TOTAL COMMON STOCKS                                             $ 99,168,082  $121,674,727

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             PREFERRED STOCKS - 0.73%
             TELECOMMUNICATIONS - 0.73%
     20,000  LCI International Inc Convertible                               $    500,000  $  1,052,500

             MUTUAL FUNDS - 0.38%
             CLOSED-END MUTUAL FUNDS - 0.38%
     15,000  Emerging Markets Infrastructure Fund                            $    151,875  $    148,125
     25,000  Morgan Stanley India Investment Fund                                 345,910       259,375
     15,000  The India Fund Inc                                                   213,750       146,250
                                                                             ------------  ------------

             TOTAL MUTUAL FUNDS                                              $    711,535  $    553,750

             WARRANTS - 3.21%
     50,000  Angeion Corp Expires 03/12/1996                                 $          0  $     81,250
    115,000  Intel Corp Expires 03/14/1998                                        830,719     3,838,125
      5,000  Interlink Electronics Inc Expires 06/07/1996                               0        16,875
    100,000  Viacom Inc Class E Expires 07/07/1999                                729,738       700,000
                                                                             ------------  ------------

             TOTAL WARRANTS                                                  $  1,560,457  $  4,636,250

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 1.94%
             CONVERTIBLE CORPORATE BONDS - 1.94%
$   600,000  Careline Inc                                         8.00 %        05/01/01   $    591,000
    500,000  First Financial Management                           5.00          12/15/99        699,375
    595,000  LDDS Communications Inc                              5.00          08/15/03        627,725
    227,200  Oryx Energy Co                                       7.50          05/15/14        193,688
    500,000  Scholastic Co                                        5.00          08/15/05        505,000
    150,000  Vencor Inc                                           6.00          10/01/02        186,370
                                                                                           ------------

             TOTAL CORPORATE BONDS & NOTES                                                 $  2,803,158
             (Cost $2,531,064)

             SHORT-TERM INSTRUMENTS - 9.97%
             U.S. TREASURY BILLS - 7.59%
$ 8,000,000  U.S. Treasury Bills                                  5.34 %(F)     09/07/95   $  7,991,834
  3,000,000  U.S. Treasury Bills                                  5.54 (F)      09/21/95      2,990,532
                                                                                           ------------

                                                                                           $ 10,982,366

             REPURCHASE AGREEMENTS - 2.38%
$ 3,440,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.80 %        09/03/95   $  3,440,000
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 14,422,366
             (Cost $14,423,673)

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $118,894,811)*                                    100.37%              $145,142,751
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                        (0.37)                  (533,996)
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $144,608,755
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  31,735,022
Gross Unrealized Depreciation      (5,487,082)
                                -------------

NET UNREALIZED APPRECIATION     $  26,247,940
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS - 90.26%
    123,275  Abbott Laboratories                                             $  3,750,611  $  4,776,906
     15,936  Advanced Micro Devices+                                              444,054       537,840
     17,441  Aetna Life & Casualty Co                                             963,253     1,190,348
     18,018  Ahmanson (H F) & Co                                                  345,688       427,928
     17,219  Air Products & Chemicals Inc                                         774,672       923,369
     76,301  Airtouch Communications+                                           1,920,374     2,479,783
      4,247  Alberto-Culver Co Class B                                            102,160       121,040
     39,228  Albertson's Inc                                                    1,111,058     1,250,393
     34,671  Alcan Aluminium Ltd                                                  836,618     1,131,141
      8,465  Alco Standard Corp                                                   501,748       681,433
      6,823  Alexander & Alexander Services                                       138,495       157,782
      9,914  Allergan Inc                                                         244,896       301,138
     43,924  Allied Signal Inc                                                  1,594,028     1,949,128
     69,224  Allstate Corp                                                      1,824,130     2,344,963
     29,145  Alltel Corp                                                          878,125       823,346
     27,536  Aluminum Co of America                                             1,090,426     1,572,994
     12,641  ALZA Corp+                                                           292,978       300,224
     18,161  Amdahl Corp+                                                         135,639       165,719
     14,348  Amerada Hess Corp                                                    707,685       679,737
     29,179  American Brands Inc                                                  996,812     1,225,518
     28,689  American Electric Power Inc                                          931,019       979,012
     76,608  American Express Corp                                              2,212,971     3,093,048
     31,606  American General Corp                                                936,637     1,114,112
     11,502  American Greetings Corp Class A                                      333,169       353,687
     47,630  American Home Products Corp                                        2,990,772     3,667,510
     73,236  American International Group Inc                                   4,575,045     5,904,653
     22,914  American Stores Co                                                   575,193       673,099
     85,429  Ameritech Corp                                                     3,471,900     4,378,236
     40,896  Amgen Inc+                                                         1,014,479     1,957,896
     76,666  Amoco Corp                                                         4,529,885     4,887,458
     32,404  AMP Inc                                                            1,122,895     1,316,413
     11,780  AMR Corp+                                                            728,981       830,490
      5,926  Andrew Corp+                                                         171,343       345,190
     39,601  Anheuser-Busch Inc                                                 2,058,702     2,262,207
     18,676  Apple Computer Inc                                                   643,125       803,068

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     13,010  Applied Materials Inc+                                          $    741,823  $  1,353,040
     83,657  Archer-Daniels-Midland Co                                          1,273,775     1,390,792
     16,345  Armco Inc+                                                           102,835       102,156
      5,736  Armstrong World Industries Inc                                       262,729       329,103
      6,525  ASARCO Inc                                                           175,262       211,247
      9,581  Ashland Inc                                                          331,928       313,778
    244,401  AT & T Corp                                                       13,343,572    13,808,657
     24,863  Atlantic Richfield Corp                                            2,670,591     2,713,175
      7,373  Autodesk Inc                                                         221,620       340,080
     22,232  Automatic Data Processing                                          1,221,821     1,445,080
      8,187  Avery Dennison Corp                                                  257,417       335,667
     10,571  Avon Products Inc                                                    630,513       746,577
     21,764  Baker Hughes Inc                                                     466,202       489,690
      4,665  Ball Corp                                                            135,830       158,610
      7,204  Bally Entertainment Corp+                                             57,957        87,349
     22,768  Baltimore Gas & Electric Co                                          533,701       597,660
     60,975  Banc One Corp                                                      2,069,497     2,050,284
     17,197  Bank of Boston Corp                                                  481,411       756,668
     29,538  Bank of New York Inc                                               1,016,092     1,284,903
     57,771  BankAmerica Corp                                                   2,706,184     3,264,062
     12,137  Bankers Trust N Y Corp                                               830,658       835,936
      8,078  Bard (C R) Inc                                                       203,838       250,418
     14,969  Barnett Banks Inc                                                    684,383       855,104
     54,542  Barrick Gold Corp                                                  1,394,570     1,384,003
      2,197  Bassett Furniture Industries                                          62,447        54,376
      9,032  Bausch & Lomb Inc                                                    374,738       359,022
     43,142  Baxter International Inc                                           1,193,821     1,682,538
     10,391  Becton Dickenson & Co                                                452,311       585,793
     67,407  Bell Atlantic Corp                                                 3,736,652     4,027,568
     76,631  BellSouth Corp                                                     4,555,350     5,268,381
      7,898  Bemis Co Inc                                                         189,108       229,042
      8,140  Beneficial Corp                                                      315,241       399,878
     16,968  Bethlehem Steel Corp+                                                316,206       248,157
     15,095  Beverly Enterprises+                                                 194,856       200,009
     17,879  Biomet Inc+                                                          200,094       288,299

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     13,116  Black & Decker Corp                                             $    288,187  $    424,631
     16,139  Block (H & R) Inc                                                    646,950       629,421
     19,418  Boatmen's Bancshares Inc                                             617,126       718,466
     52,752  Boeing Co                                                          2,474,146     3,362,940
      7,269  Boise Cascade Corp                                                   191,310       311,658
     23,173  Boston Scientific Corp+                                              517,612       921,127
      4,581  Briggs & Stratton Corp                                               154,471       173,505
     78,331  Bristol-Myers Squibb Co                                            4,487,536     5,375,465
      2,813  Brown Group Inc                                                       94,722        51,337
     10,611  Brown-Forman Corp Class B                                            312,842       392,607
     32,852  Browning-Ferris Industries Inc                                     1,010,172     1,104,649
        339  Bruno's Inc                                                            4,030         3,475
     14,749  Brunswick Corp                                                       298,974       296,824
     13,838  Burlington Northern Inc                                              766,184       958,282
     19,578  Burlington Resources Inc                                             821,172       800,251
     11,069  Cabletron Systems Inc+                                               587,819       585,273
     38,529  Campbell Soup Co                                                   1,522,945     1,762,702
     23,789  Capital Cities/ABC Inc                                             1,788,728     2,735,735
     24,191  Carolina Power & Light Co                                            661,436       740,849
     30,901  Caterpillar Inc                                                    1,621,244     2,074,230
     10,014  CBS Inc                                                              625,450       798,617
      4,367  Centex Corp                                                          124,156       127,735
     29,555  Central & South West Corp                                            741,093       724,098
      7,069  Ceridian Corp+                                                       177,063       309,269
     14,419  Champion International Corp                                          521,663       816,476
     15,789  Charming Shoppes Inc                                                 151,874        82,892
     27,390  Chase Manhattan Corp                                               1,041,497     1,574,925
     37,238  Chemical Banking Corp Class A                                      1,490,773     2,169,114
    100,731  Chevron Corp                                                       4,493,675     4,872,862
     56,975  Chrysler Corp                                                      2,725,607     3,069,528
     13,480  Chubb Corp                                                         1,077,715     1,230,050
     11,181  CIGNA Corp                                                           771,353     1,081,762
      5,182  Cincinnati Milacron Inc                                              120,894       171,654
     23,996  Cinergy Corp                                                         557,310       614,898
     14,942  Circuit City Stores Inc                                              370,019       515,499

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     41,451  Cisco Systems Inc+                                              $  1,324,910  $  2,720,222
     61,401  Citicorp                                                           2,576,213     4,075,491
      8,192  Clorox Co                                                            434,201       553,984
     16,195  Coastal Corp                                                         468,106       530,386
    195,825  Coca-Cola Co                                                       9,077,114    12,581,756
     22,349  Colgate-Palmolive Co                                               1,308,213     1,519,732
      7,760  Columbia Gas System Inc+                                             217,815       273,540
     68,457  Columbia HCA Healthcare Corp                                       2,782,100     3,217,479
     37,022  Comcast Corp Class A                                                 680,979       791,345
      6,693  Community Psychiatric Centers+                                        83,592        78,643
     40,426  Compaq Computer Corp+                                              1,338,915     1,930,342
     24,765  Computer Associates International Inc                              1,076,356     1,721,168
      8,473  Computer Sciences Corp+                                              358,912       510,498
     37,877  ConAgra Inc                                                        1,128,609     1,434,591
     12,141  Conrail Inc                                                          674,714       816,482
     36,289  Consolidated Edison Co                                             1,067,584     1,025,164
      6,661  Consolidated Freightways                                             153,370       172,353
     14,415  Consolidated Natural Gas Co                                          589,056       556,779
     17,098  Cooper Industries Inc                                                680,197       649,724
     12,951  Cooper Tire & Rubber Co                                              322,059       336,726
      5,879  Coors (Adolph) Co Class B                                            106,864        99,943
     22,309  CoreStates Financial Corp                                            631,331       825,433
     35,413  Corning Inc                                                        1,159,962     1,155,349
     22,579  CPC International Inc                                              1,124,549     1,419,655
      4,699  Crane Co                                                             133,785       169,164
      3,872  Cray Research Inc+                                                    87,962        90,024
     13,887  Crown Cork & Seal Co+                                                540,682       624,925
     16,284  CSX Corp                                                           1,239,285     1,343,430
     26,726  CUC International Inc+                                               709,937       912,025
      6,270  Cummins Engine Co Inc                                                272,852       246,098
     14,238  Cyprus Amax Minerals                                                 404,653       398,664
     15,610  Dana Corp                                                            428,908       466,349
     24,365  Darden Restaurants Inc+                                              250,719       249,741
      5,684  Data General Corp+                                                    48,046        55,419
     11,113  Dayton-Hudson Corp                                                   837,888       812,638

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     26,081  Dean Witter Discover & Co                                       $  1,025,940  $  1,330,131
     13,377  Deere & Co                                                           983,720     1,143,734
      7,838  Delta Air Lines Inc                                                  409,526       582,951
     12,746  Deluxe Corp                                                          386,256       398,313
     22,319  Detroit Edison Co                                                    633,753       683,519
     14,295  Dial Corp                                                            311,487       343,080
     22,682  Digital Equipment Corp+                                              692,850       946,974
     17,417  Dillard Department Stores Inc Class A                                550,480       537,750
     80,418  Disney (Walt) Co                                                   3,577,609     4,513,460
     26,680  Dominion Resources Inc                                             1,043,883       963,815
     23,471  Donnelley (R R) & Sons Co                                            703,953       891,898
      8,722  Dover Corp                                                           505,407       695,580
     42,528  Dow Chemical Co                                                    2,816,213     3,147,072
     14,970  Dow Jones & Co Inc                                                   492,538       548,276
     28,114  Dresser Industries Inc                                               614,414       674,736
     17,649  DSC Communications Corp+                                             497,668       926,573
     31,642  Duke Power Co                                                      1,216,415     1,285,456
     26,150  Dun & Bradstreet Corp                                              1,498,267     1,513,431
     85,408  DuPont (E I) de Nemours                                            5,156,230     5,583,548
      3,067  Eastern Enterprises                                                   77,991        93,927
     12,875  Eastman Chemical Co                                                  638,246       832,047
     52,605  Eastman Kodak Co                                                   2,541,631     3,031,363
     11,982  Eaton Corp                                                           631,120       648,526
      9,226  Echlin Inc                                                           284,163       318,297
     17,401  Echo Bay Mines Ltd                                                   196,833       180,535
      9,960  Ecolab Inc                                                           218,567       272,655
      8,169  EG & G Inc                                                           133,264       155,211
     36,099  Emerson Electric Co                                                2,209,882     2,576,566
     21,977  Engelhard Corp                                                       408,790       620,850
     38,901  Enron Corp                                                         1,265,552     1,308,046
     10,291  Enserch Corp                                                         160,615       168,515
     35,191  Entergy Corp                                                         992,624       844,584
    191,889  Exxon Corp                                                        12,024,680    13,192,369
      8,679  Federal Express Corp+                                                577,008       622,718
     27,892  Federal Home Loan Mortgage Corp                                    1,632,581     1,792,061

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     42,103  Federal National Mortgage Assoc                                 $  3,527,083  $  4,015,574
      7,048  Federal Paper Board Co                                               189,644       279,277
     13,956  First Chicago Corp                                                   692,893       884,462
     18,517  First Data Corp                                                      942,130     1,080,930
     12,503  First Fidelity Bancorp                                               599,480       817,384
     11,714  First Interstate Bancorp                                             904,038     1,118,687
      3,108  First Mississippi Corp                                                56,010       102,953
     26,589  First Union Corp                                                   1,213,160     1,332,774
     21,764  Fleet Financial Group Inc                                            782,718       805,268
      7,047  Fleetwood Enterprises Inc                                            147,484       138,297
      5,813  Fleming Co Inc                                                       161,522       169,304
     12,737  Fluor Corp                                                           633,625       745,115
      5,663  FMC Corp+                                                            310,899       436,051
    158,643  Ford Motor Co                                                      4,584,258     4,858,442
      5,494  Foster Wheeler Corp                                                  196,274       202,591
     28,636  FPL Group Inc                                                        979,118     1,113,225
     31,765  Freeport McMoRan Copper & Gold Inc Class B                           863,013       742,507
     11,721  Fruit of the Loom Inc Class A+                                       311,376       275,444
     21,616  Gannett Co Inc                                                     1,109,135     1,156,456
     22,254  Gap Inc                                                              839,199       714,910
      9,767  General Dynamics Corp                                                416,083       513,988
    261,623  General Electric Co                                               13,090,754    15,403,054
     24,377  General Mills Inc                                                  1,169,602     1,258,463
    115,408  General Motors Corp                                                5,648,714     5,424,176
     17,805  General Public Utilities                                             531,923       509,668
     12,694  General Re Corp                                                    1,490,526     1,886,646
      7,325  General Signal Corp                                                  250,209       260,038
     18,965  Genuine Parts Co                                                     689,006       746,747
     13,954  Georgia-Pacific Corp                                                 940,425     1,255,860
      9,098  Giant Food Inc Class A                                               208,238       283,175
      5,271  Giddings & Lewis Inc                                                  99,976        86,313
     68,486  Gillette Co                                                        2,344,338     2,859,291
      9,024  Golden West Financial                                                364,204       430,896
      4,044  Goodrich (B F) Co                                                    184,335       240,618

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     23,446  Goodyear Tire & Rubber Co                                       $    901,122  $    937,840
     14,593  Grace (W R) & Co                                                     636,840       972,259
      7,872  Grainger (W W) Inc                                                   487,675       468,384
      5,878  Great Atlantic & Pacific Tea Co                                      148,138       166,788
     10,269  Great Lakes Chemical Corp                                            625,285       679,038
     20,831  Great Western Financial Corp                                         382,466       486,925
    149,790  GTE Corp                                                           4,909,416     5,486,059
     17,638  Halliburton Co                                                       620,889       747,410
      5,182  Handleman Co                                                          56,566        49,229
     11,242  Harcourt General Inc                                                 407,721       467,948
      4,667  Harland (John H) Co                                                  107,270       103,257
      7,061  Harnischfeger Industries Inc                                         178,008       259,492
     15,876  Harrah's Entertainment Inc+                                          398,089       506,048
      6,007  Harris Corp                                                          268,489       346,153
     13,587  Hasbro Inc                                                           440,209       439,879
     37,581  Heinz (H J) Co                                                     1,343,115     1,592,495
      3,857  Helmerich & Payne Inc                                                110,661       110,407
     18,032  Hercules Inc                                                         669,781     1,003,030
     12,075  Hershey Foods Corp                                                   562,908       722,991
     78,796  Hewlett Packard Co                                                 3,605,951     6,303,680
      7,470  Hilton Hotels Corp                                                   433,736       496,755
     73,536  Home Depot Inc                                                     3,185,018     2,932,248
     21,276  Homestake Mining Co                                                  400,133       351,054
     19,693  Honeywell Inc                                                        681,271       861,569
     14,969  Household International Inc                                          557,770       840,135
     20,322  Houston Industries Inc                                               767,084       861,145
     17,652  Illinois Tool Works Inc                                              746,897     1,081,185
     18,079  Inco Ltd                                                             472,893       632,765
     16,354  Ingersoll-Rand Co                                                    586,680       619,408
      7,499  Inland Steel Industries Inc                                          244,773       205,285
    127,906  Intel Corp                                                         4,469,651     7,850,231
      7,021  Intergraph Corp+                                                      68,521        86,885
     89,645  International Business Machines Corp                               5,870,513     9,267,052
     17,213  International Flavors & Fragrances                                   718,544       824,072
     19,618  International Paper Co                                             1,391,619     1,606,224

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     12,130  Interpublic Group Cos Inc                                       $    388,508  $    471,554
     16,331  ITT Corp                                                           1,447,942     1,953,596
     12,654  James River Corp                                                     242,733       439,727
      7,526  Jefferson-Pilot Corp                                                 384,983       473,197
     99,670  Johnson & Johnson                                                  4,781,971     6,877,230
      6,303  Johnson Controls Inc                                                 323,691       383,695
      7,018  Jostens Inc                                                          126,628       168,432
     70,525  K Mart Corp                                                        1,193,251       960,903
      4,974  Kaufman & Broad Home Corp                                             78,827        66,527
     33,910  Kellogg Co                                                         1,899,524     2,288,925
      7,964  Kerr-McGee Corp                                                      388,838       438,020
     36,726  KeyCorp                                                            1,145,360     1,138,506
     24,726  Kimberly-Clark Corp                                                1,333,287     1,579,373
      5,689  King World Productions+                                              219,210       216,182
      7,719  Knight-Ridder Inc                                                    417,242       434,194
     17,165  Kroger Co+                                                           405,030       560,008
     42,701  Laidlaw Inc Class B                                                  379,271       384,309
     45,134  Lilly (Eli) & Co                                                   2,615,003     3,695,346
     55,084  Limited Inc                                                        1,068,843     1,019,054
     14,653  Lincoln National Corp                                                593,165       630,079
     11,563  Liz Claiborne Inc                                                    266,623       263,058
     30,871  Lockheed Martin Corp                                               1,432,331     1,879,272
      9,057  Loews Corp                                                         1,012,337     1,189,863
      3,229  Longs Drug Stores Corp                                               111,026       119,473
     13,095  Loral Corp                                                           493,789       716,951
      5,161  Louisiana Land & Exploration Co                                      213,646       197,408
     16,655  Louisiana-Pacific Corp                                               523,315       395,556
     24,650  Lowe's Co Inc                                                        793,046       819,613
      3,674  Luby's Cafeterias Inc                                                 82,769        73,021
     11,845  Mallinckrodt Group Inc                                               380,339       445,668
      9,663  Manor Care Inc                                                       251,919       312,840
     18,952  Marriott International                                               536,618       672,796
     11,280  Marsh & McLennan Companies Inc                                       943,863       929,190
     24,216  Masco Corp                                                           672,827       678,048
     34,103  Mattel Inc                                                           729,373       988,987

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     38,371  May Co Department Stores Co                                     $  1,510,275  $  1,625,971
     16,607  Maytag Corp                                                          288,566       257,409
     22,968  MBNA Corp                                                            575,013       815,364
      8,319  McDermott International Inc                                          210,052       189,257
    107,169  McDonald's Corp                                                    3,195,603     3,911,669
     17,636  McDonnell Douglas Corp                                               773,153     1,415,289
      7,707  McGraw-Hill Inc                                                      526,892       606,926
    104,965  MCI Communications                                                 2,474,004     2,525,720
      8,711  Mead Corp                                                            406,001       534,638
     17,844  Medtronic Inc                                                        837,646     1,684,028
     22,656  Mellon Bank Corp                                                     866,973     1,073,328
     16,238  Melville Corp                                                        633,121       541,943
      5,713  Mercantile Stores Co Inc                                             213,023       262,084
    191,005  Merck & Co Inc                                                     6,634,323     9,526,374
      4,245  Meredith Corp                                                         93,900       166,616
     27,160  Merrill Lynch & Co Inc                                             1,097,293     1,565,095
     31,745  Micron Technology Inc                                                758,036     2,440,397
     89,751  Microsoft Corp+                                                    5,360,502     8,301,968
      7,012  Millipore Corp                                                       178,231       244,544
     64,847  Minnesota Mining & Manufacturing Co                                3,443,957     3,542,267
     61,142  Mobil Corp                                                         5,093,144     5,823,776
     17,653  Monsanto Co                                                        1,336,267     1,674,828
     15,370  Moore Corp Ltd                                                       282,951       320,849
     28,936  Morgan (J P) & Co Inc                                              1,888,159     2,108,711
      5,084  Morrison Knudsen Corp                                                 95,423        39,401
     22,878  Morton International Inc                                             642,361       743,535
     90,872  Motorola Inc                                                       4,693,843     6,792,682
      1,348  NACCO Industries Inc Class A                                          71,686        77,510
     10,442  Nalco Chemical Co                                                    347,784       365,470
     22,645  National City Corp                                                   633,697       673,689
     19,166  National Semiconductor+                                              370,374       541,440
      7,446  National Service Industries Inc                                      197,894       215,934
     41,926  NationsBank                                                        2,178,258     2,573,208
     11,577  Navistar International Corp+                                         198,332       150,501
     24,705  NBD Bancorp Inc                                                      778,501       883,204

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     14,993  New York Times Co Class A                                       $    368,782  $    372,951
     24,402  Newell Co                                                            523,600       610,050
     13,355  Newmont Mining Corp                                                  558,851       580,943
     22,222  Niagara Mohawk Power Corp                                            381,914       266,664
      7,858  NICOR Inc                                                            206,968       201,361
     11,157  Nike Inc Class B                                                     696,859     1,033,417
     19,055  NorAm Energy Corp                                                    129,945       135,767
     12,734  Nordstrom Inc                                                        508,909       525,278
     20,349  Norfolk Southern Corp                                              1,318,590     1,439,692
     10,438  Northern States Power Co                                             449,544       444,920
     39,111  Northern Telecom Ltd                                               1,215,873     1,437,329
      7,670  Northrop Grumman Corp                                                320,532       466,911
     50,004  Norwest Corp                                                       1,316,662     1,506,371
     56,506  Novell Inc+                                                        1,072,437     1,017,108
     13,505  Nucor Corp                                                           803,252       661,745
     65,767  NYNEX Corp                                                         2,632,983     2,959,515
     48,982  Occidental Petroleum Corp                                            982,762     1,065,359
      7,542  Ogden Corp                                                           170,557       175,352
     23,519  Ohio Edison Co                                                       474,703       508,598
      4,152  ONEOK Inc                                                             81,566        90,825
     66,636  Oracle Systems Corp+                                               1,726,607     2,673,770
     15,936  Oryx Energy Co+                                                      255,038       215,136
      3,068  Outboard Marine Corp                                                  62,287        65,579
      7,820  Owens Corning Fiberglass+                                            278,616       306,935
      5,962  PACCAR Inc                                                           292,690       295,119
     12,632  Pacific Enterprises                                                  278,775       303,168
     66,462  Pacific Gas & Electric Co                                          1,813,866     1,910,783
     65,486  Pacific Telesis Group                                              1,981,455     1,858,165
     43,914  PacifiCorp                                                           791,255       795,941
     17,917  Pall Corp                                                            313,439       391,934
     23,046  Panhandle Eastern Corp                                               506,007       576,150
     11,395  Parker Hannifin Corp                                                 325,497       451,527
     34,203  PECO Energy Co                                                       948,881       910,655
     35,868  Penney (J C) Co Inc                                                1,778,365     1,623,027
      7,150  Pennzoil Co                                                          374,397       314,600

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      5,392  Peoples Energy Corp                                             $    147,510  $    146,932
      9,522  Pep Boys-Manny Moe & Jack                                            280,774       261,855
    121,626  Pepsico Inc                                                        4,376,518     5,503,577
      6,437  Perkin-Elmer Corp                                                    200,332       219,663
     97,540  Pfizer Inc                                                         3,367,452     4,816,038
     10,793  Phelps Dodge Corp                                                    603,471       684,006
    130,466  Philip Morris Co Inc                                               7,283,707     9,736,025
     40,422  Phillips Petroleum Co                                              1,307,844     1,328,873
     13,108  Pioneer Hi Bred International Inc                                    467,188       563,644
     23,334  Pitney Bowes Inc                                                     893,813       947,944
      6,406  Pittston Services Group                                              162,278       162,552
     36,853  Placer Dome Inc                                                      821,564       962,785
     35,330  PNC Bank Corp                                                      1,004,700       927,413
      6,959  Polaroid Corp                                                        239,660       303,586
      4,548  Potlatch Corp                                                        184,329       180,215
     31,853  PPG Industries Inc                                                 1,214,360     1,361,716
     21,329  Praxair Inc                                                          437,775       554,554
      9,453  Premark International Inc                                            368,001       495,101
     30,032  Price/Costco Inc+                                                    480,368       506,790
    106,171  Procter & Gamble Co                                                6,140,576     7,365,613
     14,859  Providian Corp                                                       497,010       570,214
     37,812  Public Services Enterprise Group                                   1,079,674     1,039,830
      4,146  Pulte Corp                                                           108,375       111,942
     20,614  Quaker Oats Co                                                       730,280       716,337
     15,533  Ralston-Purina Group                                                 612,973       807,716
      6,737  Raychem Corp                                                         252,120       295,586
     19,027  Raytheon Co                                                        1,260,170     1,538,809
     12,348  Reebok International Ltd                                             397,329       438,354
      8,056  Republic New York Corp                                               470,412       453,150
      9,689  Reynolds Metals Co                                                   485,015       578,918
     12,984  Rite Aid Corp                                                        273,919       363,552
      6,031  Roadway Services Inc                                                 364,508       331,705
     33,488  Rockwell International Corp                                        1,254,735     1,498,588
     10,500  Rohm & Haas Co                                                       618,851       627,375
     13,011  Rowan Co Inc+                                                        105,717       105,714

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     82,824  Royal Dutch Petroleum Co                                        $  8,959,408  $  9,876,762
     24,798  Rubbermaid Inc                                                       696,179       737,741
      6,070  Russell Corp                                                         177,177       166,925
      8,151  Ryan's Family Steak House+                                            60,994        61,133
     12,200  Ryder System Inc                                                     306,783       295,850
      9,737  SAFECO Corp                                                          548,935       629,254
      8,901  Safety-Kleen Corp                                                    144,699       120,164
     16,378  Salomon Inc                                                          718,149       628,506
     13,930  Santa Fe Energy Resources Inc+                                       130,217       132,335
     23,435  Santa Fe Pacific Corp                                                420,860       664,968
     20,288  Santa Fe Pacific Gold Corp                                           306,618       245,992
     74,067  Sara Lee Corp                                                      1,746,062     2,055,359
     93,916  SBC Communication Inc                                              3,982,383     4,754,498
     68,993  SCEcorp                                                            1,141,392     1,147,009
     57,480  Schering-Plough Corp                                               1,955,536     2,680,005
     37,446  Schlumberger Ltd                                                   2,251,079     2,415,267
     11,805  Scientific-Atlanta Inc                                               216,377       236,100
     23,417  Scott Paper Co                                                       661,930     1,085,963
     57,558  Seagram Co Ltd                                                     1,719,238     2,129,646
     59,945  Sears Roebuck & Co                                                 1,600,562     1,940,719
     14,875  Service Corp International                                           391,969       520,625
      3,581  Shared Medical System Corp                                            99,358       132,049
     19,857  Shawmut National Corp                                                470,726       642,870
     13,186  Sherwin Williams Co                                                  432,300       473,048
      6,360  Shoney's Inc+                                                        101,254        73,935
      7,683  Sigma Aldrich Corp                                                   293,371       368,784
     24,506  Silicon Graphics Inc+                                                847,951     1,035,379
      6,297  Snap-On Inc                                                          233,907       258,177
     13,352  Sonat Inc                                                            417,401       423,926
    102,708  Southern Co                                                        2,068,549     2,169,707
     22,195  Southwest Airlines Co                                                595,540       574,296
      3,123  Springs Industries Inc Class A                                       109,292       134,679
     53,842  Sprint Corp                                                        1,877,289     1,911,391
      7,190  St Jude Medical Inc+                                                 256,919       428,704
     13,062  St Paul Co Inc                                                       555,386       708,614

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,838  Stanley Works                                                   $    273,072  $    302,582
     14,752  Stone Container Corp+                                                233,158       320,856
      7,677  Stride Rite Corp                                                     102,077        86,366
     11,644  Sun Co Inc                                                           332,754       310,022
     14,764  Sun Microsystems Inc+                                                424,937       854,467
     17,754  SunTrust Banks Inc                                                   873,301     1,089,652
     10,773  Super Value Inc                                                      326,554       319,150
     28,163  Sysco Corp                                                           712,428       809,686
     17,931  Tandem Computers Inc+                                                237,150       219,655
     11,385  Tandy Corp                                                           461,097       707,293
      5,059  Tektronix Inc                                                        168,411       230,817
    100,797  Tele-Communication Inc Class A+                                    1,689,575     1,864,745
      8,528  Teledyne Inc                                                         165,720       203,798
     13,552  Tellabs Inc+                                                         648,260       633,556
      8,664  Temple-Inland Inc                                                    412,074       448,362
     30,806  Tenet Healthcare Corp+                                               462,308       489,045
     27,982  Tenneco Inc                                                        1,334,624     1,357,127
     40,079  Texaco Inc                                                         2,552,408     2,595,115
     28,832  Texas Instruments Inc                                              1,233,467     2,158,796
     34,844  Texas Utilities Co                                                 1,250,080     1,210,829
     13,137  Textron Inc                                                          721,363       899,885
      3,077  Thomas & Betts Corp                                                  198,592       207,698
     58,646  Time Warner Inc                                                    2,205,815     2,470,463
     17,285  Times Mirror Co Class A                                              380,632       529,353
      4,775  Timken Co                                                            167,071       215,472
     11,208  TJX Companies Inc                                                    247,036       140,100
     11,054  Torchmark Corp                                                       467,495       442,160
     42,828  Toys R Us Inc+                                                     1,455,454     1,113,528
     10,666  Transamerica Corp                                                    571,915       725,288
     49,407  Travelers Inc                                                      1,804,891     2,371,536
     10,149  Tribune Co                                                           565,419       679,983
      4,446  Trinova Corp                                                         152,149       163,391
     10,006  TRW Inc                                                              678,982       779,217
     11,747  Tyco International Inc                                               570,699       694,541
     15,136  U.S. Bancorp                                                         391,295       433,268

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     24,712  U.S. Healthcare Inc                                             $  1,010,879  $    790,784
      3,591  U.S. Life Corp                                                       133,251       154,862
     72,750  U.S. West Inc                                                      3,050,630     3,164,625
     33,116  Unicom Corp                                                          829,816       931,388
     24,749  Unilever NV                                                        2,745,497     3,059,595
     10,850  Union Camp Corp                                                      511,425       617,094
     21,151  Union Carbide Corp                                                   583,128       750,861
     15,816  Union Electric Co                                                    567,604       563,445
     31,684  Union Pacific Corp                                                 1,823,704     2,075,302
     26,398  Unisys Corp+                                                         276,072       211,184
     26,705  United Healthcare Corp                                             1,221,762     1,128,286
      8,823  United States Surgical                                               203,350       223,884
     19,023  United Technologies Corp                                           1,237,175     1,586,043
     37,730  Unocal Corp                                                        1,076,668     1,098,886
     11,183  UNUM Corp                                                            549,483       536,784
     26,722  Upjohn Co                                                            835,394     1,132,345
      9,528  USAir Group Inc+                                                      87,002        77,415
     17,105  USF & G Corp                                                         251,755       310,028
     30,184  UST Inc                                                              838,679       822,514
     45,888  USX - Marathon Group                                                 812,895       946,440
     12,592  USX - US Steel Group                                                 446,346       412,388
      6,428  Varity Corp+                                                         242,903       292,474
      9,817  VF Corp                                                              482,786       537,481
     55,560  Viacom Inc Class B+                                                2,232,861     2,701,605
     26,489  Wachovia Corp                                                        924,712     1,052,938
    354,915  Wal Mart Stores Inc                                                8,887,407     8,739,782
     37,960  Walgreen Co                                                          779,045       930,020
     20,802  Warner Lambert Co                                                  1,479,637     1,879,981
      7,568  Wells Fargo & Co                                                   1,133,974     1,410,486
     15,723  Wendy's International Inc                                            252,496       308,564
      8,192  Western Atlas Inc+                                                   356,239       371,712
     55,177  Westinghouse Electric Corp                                           744,211       751,787
     10,442  Westvaco Corp                                                        367,966       460,753
     31,805  Weyerhaeuser Co                                                    1,342,571     1,463,030
     11,395  Whirlpool Corp                                                       627,993       621,028

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                                       COST         VALUE
             COMMON STOCKS (CONTINUED)
     16,178  Whitman Corp                                                    $    260,336  $    323,560
      8,479  Willamette Industries Inc                                            580,516       582,931
     15,691  Williams Co Inc                                                      468,072       574,683
     11,748  Winn-Dixie Stores Inc                                                596,955       699,006
     74,693  WMX Technologies Inc                                               2,129,915     2,194,107
     20,433  Woolworth Corp                                                       374,614       273,291
     14,028  Worthington Industries Inc                                           280,311       280,560
     17,958  Wrigley (Wm) Jr Co                                                   803,959       810,355
     16,532  Xerox Corp                                                         1,642,245     1,996,239
      4,332  Yellow Corp                                                           82,219        61,190
      7,252  Zenith Electronic Corp+                                               66,196        61,642
      1,920  Zurn Industries Inc                                                   44,187        42,000
                                                                             ------------  ------------

             TOTAL COMMON STOCKS                                             $536,013,067  $638,613,538

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 9.95%
$   471,000  U.S. Treasury Bills*                                 5.20 %        09/28/95   $    469,090
  2,348,000  U.S. Treasury Bills*                                 5.38          10/12/95      2,333,691
 19,152,000  U.S. Treasury Bills*                                 5.39          10/19/95     19,015,831
 16,991,000  U.S. Treasury Bills*                                 5.40          11/02/95     16,835,889
  2,149,000  U.S. Treasury Bills*                                 5.41          11/09/95      2,127,168
 26,969,000  U.S. Treasury Bills*                                 5.41          11/16/95     26,666,651
  2,367,000  U.S. Treasury Bills*                                 5.42          11/24/95      2,337,746
    626,000  U.S. Treasury Bills*                                 5.54          09/21/95        624,114
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 70,410,180
             (Cost $70,399,099)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $606,412,166)** (Notes 1 and 3)                   100.21%              $709,023,718
              Other Assets and Liabilities, Net                        (0.21)                (1,507,025)
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $707,516,693
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * THESE U.S. TREASURY BILLS ARE PLEDGED AS COLLATERAL FOR SECURITY CONTRACTS. SEE NOTE 1.
 ** COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 111,360,315
Gross Unrealized Depreciation      (8,748,763)
                                -------------

NET UNREALIZED APPRECIATION     $ 102,611,552
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MANAGED SERIES INVESTMENT TRUST -- SHORT-INTERMEDIATE TERM MASTER
SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 27.48%
             CORPORATE NOTES - 23.14%
$   500,000  Associates Corp of North America                     7.80 %        03/13/00   $    524,725
    250,000  BankAmerica Corp                                     8.38          03/15/02        269,870
    500,000  Comdisco Inc                                         7.25          04/15/98        509,330
    250,000  First Union Bank                                     6.75          11/15/98        251,530
    250,000  Ford Holdings                                        9.25          07/15/97        262,723
    250,000  NBD Bancorp Inc                                      6.55          06/02/97        252,138
    500,000  Norwest Financial Inc                                7.88          02/15/02        531,390
    198,000  Sears Roebuck & Co                                   9.25          08/01/97        208,292
                                                                                           ------------

                                                                                           $  2,809,998

             YANKEE BONDS - 4.34%
$   500,000  Westpac Banking (Australia)                          7.88 %        10/15/02   $    527,495
                                                                                           ------------

             TOTAL CORPORATE BONDS & NOTES                                                 $  3,337,493
             (Cost $3,289,502)

             U.S. GOVERNMENT AGENCY SECURITIES - 15.43%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.43%
$   900,784  Federal National Mortgage Assoc                      7.00 %        06/01/09   $    902,188
    967,960  Federal National Mortgage Assoc                      7.50          05/01/25        970,980
                                                                                           ------------

             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  1,873,168
             (Cost $1,830,983)

             U.S. TREASURY SECURITIES - 51.83%
             U.S. TREASURY BONDS - 21.68%
$ 2,000,000  U.S. Treasury Bonds                                 10.75 %        08/15/05   $  2,632,180

MANAGED SERIES INVESTMENT TRUST -- SHORT-INTERMEDIATE TERM MASTER
SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
             U.S. TREASURY NOTES - 30.15%
$ 3,500,000  U.S. Treasury Notes                                  8.50 %        07/15/97   $  3,661,315
                                                                                           ------------

             TOTAL U.S. TREASURY SECURITIES                                                $  6,293,495
             (Cost $6,075,974)

             SHORT-TERM INSTRUMENTS - 4.84%
             REPURCHASE AGREEMENTS - 4.84%
$   588,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.80          09/03/95   $    588,000
             (Cost $588,000)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $11,784,459)* (Notes 1 and 3)                      99.58%              $ 12,092,156
              Other Assets and Liabilities, Net                         0.42                     50,861
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $ 12,143,017
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     338,072
Gross Unrealized Depreciation         (30,375)
                                -------------

NET UNREALIZED APPRECIATION     $     307,697
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- U.S. TREASURY ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 39.56%
             U.S. TREASURY BONDS - 19.37%
$ 1,000,000  U.S. Treasury Bonds                                  7.13 %        02/15/23   $  1,045,311
  1,000,000  U.S. Treasury Bonds                                  7.25          05/15/16      1,054,061
    500,000  U.S. Treasury Bonds                                  7.50          11/15/24        548,125
    600,000  U.S. Treasury Bonds                                  7.63          11/15/22        664,125
  3,100,000  U.S. Treasury Bonds                                  7.88          02/15/21      3,500,089
    100,000  U.S. Treasury Bonds                                  8.00          08/15/01        101,906
    800,000  U.S. Treasury Bonds                                  8.13          08/15/19        924,500
  1,000,000  U.S. Treasury Bonds                                  8.13          08/15/21      1,161,875
    800,000  U.S. Treasury Bonds                                  8.75          05/15/17        977,500
  1,000,000  U.S. Treasury Bonds                                  9.00          11/15/18      1,256,250
    700,000  U.S. Treasury Bonds                                  9.88          11/15/15        939,093
                                                                                           ------------

                                                                                           $ 12,172,835

             U.S. TREASURY NOTES - 20.19%
$ 2,900,000  U.S. Treasury Notes                                  7.50 %        11/15/01   $  3,095,750
    800,000  U.S. Treasury Notes                                  7.50          05/15/02        857,500
  1,800,000  U.S. Treasury Notes                                  7.75          02/15/01      1,934,435
  1,500,000  U.S. Treasury Notes                                  7.88          08/15/01      1,626,563
  1,400,000  U.S. Treasury Notes                                  8.00          05/15/01      1,524,250
  3,300,000  U.S. Treasury Notes                                  8.50          11/15/00      3,648,563
                                                                                           ------------

                                                                                           $ 12,687,061

             TOTAL U.S. TREASURY SECURITIES                                                $ 24,859,896
             (Cost $24,511,593)

MASTER INVESTMENT PORTFOLIO -- U.S. TREASURY ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 50.48%
             U.S. TREASURY BILLS - 50.48%
$   685,000  U.S. Treasury Bills                                  5.37 %        10/05/95   $    681,521
     61,000  U.S. Treasury Bills                                  5.38          10/12/95         60,628
    422,000  U.S. Treasury Bills                                  5.39          10/19/95        419,000
  5,921,000  U.S. Treasury Bills                                  5.40          11/02/95      5,866,947
    632,000  U.S. Treasury Bills                                  5.41          11/09/95        625,580
 12,344,000  U.S. Treasury Bills                                  5.41          11/16/95     12,205,611
     91,000  U.S. Treasury Bills                                  5.42          11/24/95         89,877
 11,803,000  U.S. Treasury Bills                                  5.54          09/21/95     11,767,431
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 31,716,595
             (Cost $31,714,959)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $56,226,553)*                                      90.04%              $ 56,576,491
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         9.96                  6,256,727
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $ 62,833,218
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     350,353
Gross Unrealized Depreciation            (415)
                                -------------

NET UNREALIZED APPRECIATION     $     349,938
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
AUGUST 31, 1995

                                        MASTER            MASTER
                                    INVESTMENT        INVESTMENT    MANAGED SERIES
                                     PORTFOLIO         PORTFOLIO  INVESTMENT TRUST
                              ASSET ALLOCATION        BOND INDEX      GROWTH STOCK
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)
    (Note 1)                      $341,695,794      $120,819,329      $145,142,751
  Cash                                 759,535             3,976             1,609
Receivables:
  Dividends and interest             1,283,224         1,683,355            44,745
  Investment securities sold                 0                 0                 0
  Variation margin on
    futures contracts                        0                 0                 0
Prepaid expenses                             0                 0             1,715
Organizational costs (Note
  2)                                         0                 0             8,615
TOTAL ASSETS                       343,738,553       122,506,660       145,199,435
LIABILITIES
PAYABLES:
  Investment securities
    purchased                                0                 0           318,928
  Allocation to beneficial
    interest holders                 1,280,805           707,858            33,449
  Due to sponsor and
    distributor                              0                 0             8,615
  Due to WFB (Note 2)                  200,759            22,602           225,482
  Other                                      0            16,183             4,206
TOTAL LIABILITIES                    1,481,564           746,643           590,680
TOTAL NET ASSETS                  $342,256,989      $121,760,017      $144,608,755
INVESTMENTS AT COST               $307,488,962      $117,335,671      $118,894,811
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 1995

                                                                            MASTER
                                                  MANAGED SERIES        INVESTMENT
                                        MASTER  INVESTMENT TRUST         PORTFOLIO
                                    INVESTMENT            SHORT-              U.S.
                                     PORTFOLIO      INTERMEDIATE          TREASURY
                                 S&P 500 INDEX              TERM        ALLOCATION
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)
    (Note 1)                      $709,023,718       $12,092,156       $56,576,491
  Cash                                  27,981             1,390             1,130
Receivables:
  Dividends and interest             1,753,979           122,510           481,198
  Investment securities sold                 0                 0        11,753,406
  Variation margin on
    futures contracts                  216,525                 0                 0
Prepaid expenses                             0                 0                 0
Organizational costs (Note
  2)                                         0             8,615                 0
TOTAL ASSETS                       711,022,203        12,224,671        68,812,225
LIABILITIES
PAYABLES:
  Investment securities
    purchased                          400,289                 0         5,637,219
  Allocation to beneficial
    interest holders                 3,009,501            72,058           310,023
  Due to sponsor and
    distributor                              0             8,615                 0
  Due to WFB (Note 2)                   82,269                 0            31,765
  Other                                 13,451               981                 0
TOTAL LIABILITIES                    3,505,510            81,654         5,979,007
TOTAL NET ASSETS                  $707,516,693       $12,143,017       $62,833,218
INVESTMENTS AT COST               $606,412,166       $11,784,459       $56,226,553
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

                                        MASTER            MASTER
                                    INVESTMENT        INVESTMENT    MANAGED SERIES
                                     PORTFOLIO         PORTFOLIO  INVESTMENT TRUST
                              ASSET ALLOCATION        BOND INDEX      GROWTH STOCK
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                        $ 2,031,277          $      0        $  166,342
  Interest                           5,641,150         4,140,373           314,028
TOTAL INVESTMENT INCOME              7,672,427         4,140,373           480,370
EXPENSES (NOTE 2)
  Advisory fees                        565,631            53,526           353,864
  Legal and audit                            0            10,083            10,889
  Directors fees                             0             3,277               736
TOTAL EXPENSES                         565,631            66,886           365,489
Less:
  Waived fees by WFB (Note
    2)                                       0            (7,652)          (10,890)
NET EXPENSES                           565,631            59,234           354,599
NET INVESTMENT INCOME                7,106,796         4,081,139           125,771
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments          (1,616,609)         (180,711)       12,646,130
  Net realized gain (loss)
    on sale of futures
    contracts                                0                 0                 0
  Net change in unrealized
    appreciation of
    investments                     34,586,900         4,731,944        20,874,380
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0                 0
NET GAIN ON INVESTMENTS             32,970,291         4,551,233        33,520,510
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $40,077,087        $8,632,372       $33,646,281
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

                                                                            MASTER
                                                  MANAGED SERIES        INVESTMENT
                                        MASTER  INVESTMENT TRUST         PORTFOLIO
                                    INVESTMENT            SHORT-              U.S.
                                     PORTFOLIO      INTERMEDIATE          TREASURY
                                 S&P 500 INDEX              TERM        ALLOCATION
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                        $ 7,142,129           $     0          $      0
  Interest                           1,364,006           482,096         2,017,329
TOTAL INVESTMENT INCOME              8,506,135           482,096         2,017,329
EXPENSES (NOTE 2)
  Advisory fees                        148,062            28,386            90,916
  Legal and audit                       10,939            10,889                 0
  Directors fees                         3,291               125                 0
TOTAL EXPENSES                         162,292            39,400            90,916
Less:
  Waived fees by WFB (Note
    2)                                 (14,230)          (11,015)                0
NET EXPENSES                           148,062            28,385            90,916
NET INVESTMENT INCOME                8,358,073           453,711         1,926,413
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments           1,112,985            13,758         1,225,869
  Net realized gain (loss)
    on sale of futures
    contracts                        5,024,364                 0                 0
  Net change in unrealized
    appreciation of
    investments                     74,002,262           300,619           795,344
  Net change in unrealized
    appreciation of futures
    contracts                          323,700                 0                 0
NET GAIN ON INVESTMENTS             80,463,311           314,377         2,021,213
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $88,821,384          $768,088        $3,947,626
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                               MASTER INVESTMENT PORTFOLIO ASSET
                                        ALLOCATION MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income           $  7,106,796       $ 9,844,287
  Net realized gain (loss)
    on sale of investments          (1,616,609)          292,999
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     34,586,900          (380,068)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          40,077,087         9,757,218
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        8,435,809       283,986,875
INCREASE (DECREASE) IN NET
 ASSETS                             48,512,896       293,744,093
NET ASSETS:
Beginning net assets               293,744,093                 0
ENDING NET ASSETS                 $342,256,989      $293,744,093
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                MASTER INVESTMENT PORTFOLIO BOND
                                             INDEX MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 4,081,139       $ 4,037,719
  Net realized gain (loss)
    on sale of investments            (180,711)         (498,410)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                      4,731,944        (1,248,285)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS           8,632,372         2,291,024
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        5,119,165       105,717,456
INCREASE (DECREASE) IN NET
 ASSETS                             13,751,537       108,008,480
NET ASSETS:
Beginning net assets               108,008,480                 0
ENDING NET ASSETS                 $121,760,017      $108,008,480
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 MANAGED SERIES INVESTMENT TRUST     MASTER INVESTMENT PORTFOLIO S&P
                                      GROWTH STOCK MASTER SERIES             500 INDEX MASTER SERIES
                              ----------------------------------  ----------------------------------
                                   (UNAUDITED)           FOR THE       (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED           FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,  SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995   AUGUST 31, 1995              1995
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $   125,771        $   89,980       $ 8,358,073       $ 8,827,173
  Net realized gain (loss)
    on sale of investments          12,646,130         2,269,409         1,112,985         2,143,795
  Net realized gain on sale
    of futures contracts                     0                 0         5,024,364           158,998
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     20,874,380         5,373,560        74,002,262        28,609,290
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0           323,700         1,217,675
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          33,646,281         7,732,949        88,821,384        40,956,931
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                       14,079,220        89,150,305       133,089,935       444,648,443
INCREASE (DECREASE) IN NET
 ASSETS                             47,725,501        96,883,254       221,911,319       485,605,374
NET ASSETS:
Beginning net assets                96,883,254                 0       485,605,374                 0
ENDING NET ASSETS                 $144,608,755       $96,883,254      $707,516,693      $485,605,374
----------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                 MANAGED SERIES INVESTMENT TRUST
                                                          SHORT-
                                 INTERMEDIATE TERM MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income             $  453,711        $  434,074
  Net realized gain (loss)
    on sale of investments              13,758          (267,700)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        300,619             7,078
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS             768,088           173,452
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                       (2,915,084)       14,116,561
INCREASE (DECREASE) IN NET
 ASSETS                             (2,146,996)       14,290,013
NET ASSETS:
Beginning net assets                14,290,013                 0
ENDING NET ASSETS                  $12,143,017       $14,290,013
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                MASTER INVESTMENT PORTFOLIO U.S.
                               TREASURY ALLOCATION MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 1,926,413       $ 2,996,075
  Net realized gain (loss)
    on sale of investments           1,225,869        (2,077,444)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        795,344          (445,406)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $ 3,947,626        $  473,225
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        2,024,078        56,388,289
INCREASE (DECREASE) IN NET
 ASSETS                              5,971,704        56,861,514
NET ASSETS:
Beginning net assets                56,861,514                 0
ENDING NET ASSETS                  $62,833,218       $56,861,514
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION

    Master Investment Portfolio ("Master Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Master Portfolio was organized on October 21, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993 and had no operations prior to May 26, 1994. Master Portfolio is currently authorized to issue fourteen separate diversified portfolios (the "Master Series"), of which the following have commenced operations: LifePath 2000 Master Series, LifePath 2010 Master Series, LifePath 2020 Master Series, LifePath 2030 Master Series, LifePath 2040 Master Series, Asset Allocation Master Series, Bond Index Master Series, S&P 500 Index Master Series and U.S. Treasury Allocation Master Series. The following significant accounting policies are consistently followed by Master Portfolio in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The financial statements for each of the LifePath Master Series are presented separately.

    SECURITY VALUATION

    The securities of each Master Series (except debt securities) are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Debt securities, other than those maturing in 60 days or less, are valued at the latest quoted bid price. Any securities, restricted securities or other assets for which recent market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by Master Portfolio's Board of Trustees.

    SECURITY TRANSACTIONS AND REVENUE RECOGNITION

    Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code").

    FEDERAL INCOME TAXES

    Each Master Series of Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Series therefore believes that it will not be subject to any federal income tax on its income and any net capital gains. However, each investor in a Master Series will be taxable on its allocable share of the partnership's income and capital gains. The determination of such share will be made in accordance with the applicable sections of the Code.

    It is intended that each Master Series' assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the respective Master Series.

    FUTURES CONTRACTS

    The S&P 500 Index Master Series may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a Master Series is required to pledge to the broker an amount of cash, U.S. government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Series as unrealized gains or losses. When the contract is closed, the Master Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Securities and Exchange Commission, the S&P 500 Index Master Series is required to segregate cash or high quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. As of August 31, 1995, the S&P 500 Index Master Series had the following open futures contracts:

                                                              NOTIONAL           NET
                                                              CONTRACT    UNREALIZED
NUMBER OF CONTRACTS             TYPE    EXPIRATION DATE          VALUE  APPRECIATION
------------------------------------------------------------------------------------
127                    S&P 500 Index      December 1995  $  36,033,075   $  204,825
124                    S&P 500 Index     September 1995     34,896,700    1,336,550

    The S&P 500 Index Master Series has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $2,810,000.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Master Portfolio has entered into an investment advisory agreement on behalf of the Master Series with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the agreement, WFB has agreed to provide investment guidance and policy direction in connection with daily portfolio management of each Master Series. For the Asset Allocation Master Series, the Bond Index Master Series, the S&P 500 Index Master Series, and the U.S. Treasury Allocation Master Series, WFB is entitled to be compensated monthly, at annual rates of 0.35%, 0.08%, 0.05% and 0.30% of the respective average daily net assets of each of these Master Series.

    In connection with the Asset Allocation Master Series, the Bond Index Master Series, the S&P 500 Index Master Series and the U.S. Treasury Allocation Master Series, the Master Portfolio and WFB have entered into sub-advisory agreements with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of Wells Fargo & Company. Pursuant to Sub-Advisory Agreements, WFNIA, subject to the supervision and approval of WFB, provides investment advisory assistance and the day-to-day management of each Master Series' assets, subject to the overall

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

authority of the Master Portfolio's Board of Trustees. For providing these services, WFNIA is entitled to be compensated by WFB monthly at the annual rate of 0.20%, 0.07%, 0.04% and 0.15% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Series, respectively.

    In addition, Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of WFNIA, acts as custodian for these Master Series. Custody fees are paid to WFITC from the subadvisory fee paid to WFNIA.

    On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their partnership interests in WFNIA to Barclays Bank PLC ("Barclays") of the U.K.. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.

    Barclays is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets at June 30, 1995. Barclays has indicated an intention to reorganize WFNIA into one of WFNIA's two current partners, which would be renamed BZW Global Investors. Barclays and its affiliates have considerable experience in managing fund assets and had approximately $35 billion of quantitative fund assets under management, as of June 30, 1995. The BZW Division of Barclays offers a full range of investment banking, capital markets and asset management services.

    Under the Investment Company Act of 1940, this proposed change in control of WFNIA would result in an assignment and termination of the current Sub-Investment Advisory Agreements among WFNIA, Wells Fargo Bank and the Master Series. Subject to approval of the Company's Board of Directors, it is contemplated that a special meeting of shareholders of the Master Series will be convened to consider a new Advisory Agreement with WFNIA's successor as the primary adviser to each Master Series, which will become effective only upon the change in control of WFNIA. It is not anticipated that the proposed change in control will change the investment objective or overall investment strategy of the Master Series.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

    ORGANIZATION EXPENSES

    Stephens Inc. ("Stephens"), the administrator, sponsor and distributor for the Master Series, has paid all expenses in connection with the Master Series' organization and initial registration. Pursuant to the Administration Agreement, Stephens has agreed to assume all operating expenses of the Asset Allocation Master Series and the U.S. Treasury Allocation Master Series, except for advisory fees, interest, brokerage fees and commissions, if any, costs of independent pricing services and any extraordinary expenses.

    Certain fees have been waived by WFB for the Bond Index Master Series and S&P 500 Index Master Series for the six months ended August 31, 1995. Waived fees continue at the discretion of WFB.

    Certain officers and directors of Master Portfolio are also officers of Stephens. As of August 31, 1995, these officers of Stephens collectively owned less than 1% of the Master Series' outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, exclusive of short-term securities, for each Master Series for the six months ended August 31, 1995 are as follows:

                                            ASSET                                 U.S. TREASURY
AGGREGATE PURCHASES                    ALLOCATION     BOND INDEX   S&P 500 INDEX     ALLOCATION
AND SALES OF:                       MASTER SERIES  MASTER SERIES   MASTER SERIES  MASTER SERIES
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                $   13,722,922  $  11,207,608  $            0  $  61,371,002
  Sales proceeds                      128,239,049      4,634,035               0     93,318,139
OTHER SECURITIES:
  Purchases at cost                    33,060,483      6,332,759     111,485,607              0
  Sales proceeds                        1,418,072      3,527,605       5,671,401              0

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

4. FINANCIAL HIGHLIGHTS

    The portfolio turnover rates, excluding short-term securities, for the Master Series are as follows:

                                                                                          U.S.
                                                                          S&P 500     TREASURY
                                                 ASSET   BOND INDEX         INDEX   ALLOCATION
                                            ALLOCATION       MASTER        MASTER       MASTER
PORTFOLIO TURNOVER                       MASTER SERIES       SERIES        SERIES       SERIES
----------------------------------------------------------------------------------------------
For the Period from May 26, 1994
 (commencement of operations) to
 February 28, 1995                                 23%          37%            5%          87%
For the Six Months Ended August 31,
 1995 (Unaudited)                                  19%           7%            1%         178%

5. ORGANIZATION OF THE MASTER SERIES

    At a special meeting held January 31, 1994, the shareholders of the Asset Allocation Fund, Bond Index Fund, S&P 500 Stock Fund and U.S. Treasury Allocation Fund (the "Funds") approved the reorganization of certain Funds into a "master-feeder" structure, whereby the existing funds invest all of their assets in a corresponding series of the Master Portfolio. As of May 25, 1994, the Funds transferred their investments to the corresponding Master Series of Master Portfolio in exchange for shares in the corresponding Master Series. The transfer of assets was accomplished as a tax-free exchange. The investments transferred had costs of $221,581,217, $16,556,893, $157,312,274 and
$51,537,523, and unrealized appreciation (depreciation) of $(9,431,883), $(939,294), $1,692,082 and $(1,788,579), respectively.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION

    Managed Series Investment Trust ("Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Master Trust was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated October 28, 1993. The Master Trust consists of eight separate portfolios (the "Master Series"): Growth Stock Master Series, Short-Intermediate Term Master Series, Growth and Income Master Series, California Tax-Free Intermediate Income Master Series, California Tax-Free Money Market Master Series, California Tax-Free Short-Term Income Master Series, Tax-Free Intermediate Income Master Series and the Tax-Free Money Market Master Series. At August 31, 1995 the Growth and Income Master Series, California Tax-Free Intermediate Income Master Series, California Tax-Free Money Market Master Series, California Tax-Free Short-Term Income Master Series, Tax-Free Intermediate Income Master Series and the Tax-Free Money Market Master Series had not yet commenced operations. The following significant accounting policies are consistently followed by the Master Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

    SECURITY VALUATION

    The securities of each Master Series are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by Master Trust's Board of Trustees.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

    SECURITY TRANSACTIONS AND REVENUE RECOGNITION

    Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code").

    FEDERAL INCOME TAXES

    Each Master Series of the Master Trust intends to qualify for federal income tax purposes as a partnership. Each Master Series therefore believes that it will not be subject to any federal income tax on its income and net capital gains (if any). However, each investor in a Master Series will be taxable on its allocable share of the partnership's income. The determination of such share will be made in accordance with the Code. It is intended that each Master Series' assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that an investment company invested all of its assets in a Master Series.

    ORGANIZATION EXPENSES
    Stephens has charged the Master Series for expenses incurred in connection with organization and registration as investment companies under the Investment Company Act of 1940. Such expenses are being amortized on a straight-line basis over 60 months from the date the Master Series commenced operations. In the event any of the initial beneficial interests are redeemed during the 60 month amortization period, Stephens will reimburse the Series for the unamortized balance of such organizational costs in the same proportion as the number of beneficial interests reduced bears to the number of initial beneficial interests outstanding at the time of redemption.

    REPURCHASE AGREEMENTS
    Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

any, are detailed in each Master Series' Portfolio of Investments. The adviser to the Master Series pools the Master Series' cash and invests in repurchase agreements entered into by the Master Series. The Master Series' prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements held in the Master Series as of August 31, 1995 are collateralized by U.S. government securities. The repurchase agreements were entered into on August 31, 1995.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
    The Master Trust has entered into an advisory contract on behalf of the Growth Stock Master Series and the Short-Intermediate Term Master Series with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contract, WFB has agreed to furnish each Master Series with investment guidance and policy direction in connection with daily portfolio management. The advisory contracts for the Growth Stock Master Series and the Short-Intermediate Term Master Series provide for advisory fees, which are accrued daily and paid monthly, at annual rates of 0.60% and 0.45% of the average daily net assets of each of these Master Series, respectively.

    On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their partnership interests in Wells Fargo Nikko Investment Advisors to Barclays Bank PLC of the United Kingdom. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995. In connection with the sale, each of the interestholders of the Growth Stock and Short-Intermediate Term Master Portfolios will be asked to approve a proposed investment advisory contract appointing BZW Global Investors as the respective Master Portfolio's investment adviser and a proposed sub-advisory contract appointing Wells Fargo Bank as the respective Master Portfolio's sub-adviser. Interestholders will be mailed additional information regarding the sale and the proposed advisory arrangements later this year.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, excluding short-term securities, for each series for the six months ended were as follows:

                                                                       SHORT-INTERMEDIATE
AGGREGATE PURCHASES                                      GROWTH STOCK             TERM
 AND SALES OF:                                          MASTER SERIES    MASTER SERIES
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                     $           0   $      930,421
  Sales proceeds                                                    0        4,972,249
OTHER SECURITIES:
  Purchases at cost                                        91,990,762        2,498,284
  Sales proceeds                                           84,265,417           62,418

4. FINANCIAL HIGHLIGHTS

    The portfolio turnover rates, excluding short-term securities, for the Master Series are as follows:

                                                                       SHORT-INTERMEDIATE
                                                         GROWTH STOCK             TERM
PORTFOLIO TURNOVER                                      MASTER SERIES    MASTER SERIES
--------------------------------------------------------------------------------------
For the Period from May 26, 1994 (commence-
 ment of operations) to February 28, 1995                         93%              96%
For the Six Months Ended August 31, 1995 (Unaudited)              78%              31%

5. ORGANIZATION OF THE MASTER SERIES

    At a special meeting held January 31, 1994, the shareholders of the Growth Stock Fund and the Short-Intermediate Term Fund approved the reorganization of the Funds into a "master-feeder" structure, whereby the existing funds invest all of their assets in a corresponding series of the Managed Series Investment Trust. As of May 25, 1994, the Funds transferred their investments to the corresponding Master Series of Managed Series Investment Trust in exchange for shares in the corresponding Master Series. The investments transferred had costs of $48,121,213 and $7,401,856 and unrealized depreciation of $899,189 and $285,454, respectively.

STAGECOACH FUNDS:
- are NOT FDIC insured                      Stagecoach Money Market Funds seek to       [LOGO]
- are NOT obligations of Wells Fargo Bank   maintain a stable net asset value of $1.00
- are NOT guaranteed by the Bank            per share; however, there can be no
- involve investment risk, including        assurance that the funds will meet this
possible loss of principal                  objective. Yields will vary with market
                                            conditions.

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. THE FUNDS ARE SPONSORED AND DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

The report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For an additional prospectus containing more complete information, including charges and expenses, call 1-800-776-0179. Read the prospectus carefully before you invest or send money.

STAGECOACH INSTITUTIONAL FUNDS
c/o Wells Fargo Bank, N.A.
Transfer Agent
420 Montgomery
MAC 0101-030
San Francisco, CA 94163
DATED MATERIAL
PLEASE EXPEDITE